Barings Corporate Investors

Report for the Three Months Ended March 31, 2026

Adviser
Barings LLC
300 S Tryon St., Suite 2500
Charlotte, NC 28202
Independent Registered Public Accounting Firm
KPMG LLP
New York, NY 10154
Counsel to the Trust
Ropes & Gray LLP
Boston, Massachusetts 02199
Custodian
State Street Bank and Trust Company
Boston, Massachusetts 02110

Transfer Agent & Registrar
SS&C Global Investor & Distribution Solutions, Inc., ("SS&C GIDS")
P.O. Box 219086
Kansas City, Missouri 64121-9086
1-800-647-7374
Internet Website
https://mci.barings.com

Barings Corporate Investors c/o Barings LLC 300 S Tryon St., Suite 2500 Charlotte, NC 28202 1-866-399-1516

Investment Objective and Policy
Barings Corporate Investors (the “Trust”) is a closed-end management investment company, first offered to the public in 1971, whose shares are traded on the New York Stock Exchange under the trading symbol “MCI”. The Trust’s share price can be found in the financial section of most newspapers under either the New York Stock Exchange listings or Closed-End Fund Listings.
The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such private placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities), marketable common stocks and special situations investments. The Trust's special situations investments generally consist of investments in corporate debt instruments and equity instruments of issuers that are stressed or distressed. Below-investment grade or high yield securities (including securities of stressed or distressed issuers) have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal.
The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders four times per year. The Trust pays dividends to its shareholders in cash, unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase Plan.
Form N-PORT
The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on part F of Form N-PORT. This information is available (i) on the SEC’s website at http://www.sec.gov; and (ii) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.
Proxy Voting Policies & Procedures; Proxy Voting Record
The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Barings LLC (“Barings”). A description of Barings’ proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on the Trust’s website at https://mci.barings.com; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust’s website at https://mci.barings.com; and (2) on the SEC’s website at http://www.sec.gov.
Legal Matters
The Trust has entered into contractual arrangements with an investment adviser, transfer agent and custodian (collectively “service providers”) who each provide services to the Trust. Shareholders are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
Under the Trust’s Bylaws, any claims asserted against or on behalf of the Trust, including claims against Trustees and officers must be brought in courts located within the Commonwealth of Massachusetts.
The Trust’s registration statement and this shareholder report are not contracts between the Trust and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Barings Corporate Investors
TO OUR SHAREHOLDERS
April 30, 2026

We are pleased to present the March 31, 2026, Quarterly Report of Barings Corporate Investors (the “Trust”).

PORTFOLIO PERFORMANCE

The Board of Trustees declared a quarterly dividend of $0.40 per share, payable on June 12, 2026, to shareholders of record on May 29, 2026. The Trust earned $0.30 per share of net investment income, net of taxes, for the first quarter of 2026, compared to $0.29 per share in the previous quarter. As discussed below, the Trust uses undistributed income carry forwards and other non-recurring income to support the dividend.

The quarterly total returns at March 31, 2026, and December 31, 2025, were 0.48% and 2.26%, respectively, based on the change in the Trust’s net assets assuming the reinvestment of all dividends. Longer term, the Trust returned 7.52%, 9.29%, 9.58%, 9.76% and 11.22% for the 1, 3, 5, 10, and 25-year periods ended March 31, 2026, respectively. The Trust delivers these returns while maintaining a modest level of leverage, 18% at March 31, 2026, well below the leverage levels for many public private credit vehicles.

The Trust’s average quarter-end (discount) / premium for the 1, 3, 5 and 10-year periods was 15.18%, 11.15%, 1.78%, and 1.30% respectively.

U.S. fixed income markets, as approximated by the Bloomberg Barclays U.S. Corporate High Yield Index and the S&P UBS Leveraged Loan Index, returned (0.5)% and (0.5)% for the quarter, respectively.

	March 31, 2026(1)(2)	December 31, 2025(1)	% Change
Quarterly Dividend per share	$ 0.40(3)	$0.40	—%
Net Investment Income(4)	$6,152,365	$6,033,700	2.0%
Net Assets	$343,480,208	$341,296,818	0.6%
Net Assets per share(5)	$16.71	$16.63	0.5%
Share Price	$17.24	$18.15	(5.0)%
Dividend Yield at Share Price	9.3%	8.8%	5.7%
(Discount) / Premium	3.2%	9.1%
(1) Past performance is no guarantee of future results
(2) Figures are unaudited
(3) Payable on June 12, 2026
(4) Figures are shown net of excise tax
(5) Based on shares outstanding at the end of the period of 20,555,752 and 20,444,621 as of 3/31/2026 and 12/31/2025, respectively.

PORTFOLIO BENEFITS

We believe the Trust benefits from being part of the larger Barings North American Private Finance (“NAPF”) platform, which as of March 31, 2026, has over 30 years of experience and had commitments of over $33 billion to private credit. The Trust itself has been in existence, delivering superior shareholder returns, since 1971.

The NAPF team’s direct deal origination and disciplined credit underwriting provide multiple advantages to the Trust. NAPF maintains strong origination relationships with carefully chosen private equity sponsors. Every private placement investment in the Trust’s portfolio was directly originated by NAPF via a sponsor, without a financial intermediary, allowing one hundred percent of the economics to be passed through to the Trust. NAPF has served as the Lead or Co-Lead on over 80% of its originated transactions, which allows it to lead negotiations on terms of the credit agreement. Strong private equity sponsors offer our portfolio companies potential access to additional capital if needed and strategic thinking to compliment the company’s management team. With our solid private equity relationships, NAPF receives high quality and timely information about portfolio companies, allowing us to work constructively with sponsors and maximize the long-term health and value of the Trust’s portfolio companies.

With disciplined credit underwriting skills honed over multiple credit cycles, NAPF screens hundreds of potential investment opportunities each quarter. We carefully select what we believe are high-quality companies in defensive sectors, intentionally creating

(Continued)
a well-diversified portfolio for the Trust with over 207 assets in 24 different industries. Over 70% of those investments are first lien senior secured loans that we believe provide strong risk adjusted returns. The Trust continues to invest in senior subordinated debt when we believe the risk adjusted return is appropriate. All assets are carefully monitored by seasoned NAPF investment professionals. Thanks to methodical underwriting and credit monitoring, NAPF has a senior loan loss rate of 0.03% since inception. As of March 31, 2026, the Trust only has three positions on non-accrual status, accounting for less than 1.5% of the Trust’s portfolio.

We believe the Trust’s strong credit quality and diverse portfolio construction positions it to continue to maximize shareholder value.

DIVIDENDS

In determining the quarterly dividend, the Board of Trustees seeks to ensure that the Trust will be able to pay sustainable dividends over the long term. The Trust has consistently generated a stable dividend yield for investors, which to date has been paid exclusively from net investment income and capital gains – with no return of capital.

The Trust’s recently announced dividend of $0.40 per share remains consistent with the prior quarter. With more than 65% of the Trust in first lien floating rate loans, the Trust's net investment income has decreased over the past year given lower interest rates. While recurring investment income remains steady, it may not be sufficient to fully fund the current dividend rate in the future. However, the level of recurring investment income expected to be generated by the Trust in 2026, combined with the availability of earnings carry forwards and other non-recurring income, is currently envisioned to be sufficient to maintain the current dividend rate over the next several quarters.

PORTFOLIO ACTIVITY

Consistent with the stated investment objective of the Trust, we continued to search for relative value across the capital structure of potential investments that provide current yield with an opportunity for capital gains. During the three months ended March 31, 2026, the Trust made 7 new private investments totaling $9.5 million and 50 add-on investments in existing portfolio companies totaling $9.9 million. During the three months ended March 31, 2026, the Trust realized 7 private investment loans totaling $13.8 million and realized 2 equity investments that generated realized gains of $0.7 million.

PORTFOLIO LIQUIDITY

The Trust maintained a liquidity position comprised of a combination of its available cash balance of $15.6 million or 3.3% of total assets plus its available credit facility balance of $45 million. Liquidity enables us to support our current portfolio companies as well as invest in new portfolio companies, all while maintaining a low leverage profile of 0.19x as of March 31, 2026.

Thank you for your continued interest in and support of Barings Corporate Investors.

Sincerely,
Christina Emery
President

Barings Corporate Investors

Portfolio Composition as of 03/31/26*

Cash & Foreign Currencies
4.6%
Public Debt
1.6%
Public Equity
—%
Public Bank Loans
3.5%
Private Debt
6.8%
Private / Restricted Equity
12.6%
Private Bank Loans
70.9%

Cash & Foreign Currencies
4.6%
Equity
12.6%
Fixed Rate
13.5%
Floating Rate
69.3%

* Based on market value of total investments
Cautionary Notice: Certain statements contained in this report may be “forward looking” statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management’s current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust’s trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust’s current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

Hypothetical growth of $10,000 Investment (unaudited)
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$22,200
$18,119
4/1/2016
3/31/2017
3/31/2018
3/31/2019
3/31/2020
3/31/2021
3/31/2022
3/31/2023
3/31/2024
3/31/2025
3/31/2026
Barings Corporate Investors
Bloomberg Barclays U.S. Corporate High Yield Index

Average Annual Returns March 31, 2026	1 Year	5 Year	10 Year
Barings Corporate Investors	-20.36%	13.05%	8.30%
Bloomberg Barclays U.S. Corporate High Yield Index	7.01%	4.23%	6.12%
Data for Barings Corporate Investors (the “Trust”) represents returns based on the change in the Trust’s market price assuming the reinvestment of all dividends and distributions. Past performance is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on distributions from the Trust or the sale of shares.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES Barings Corporate Investors
March 31, 2026
(Unaudited)

Assets:
Investments (See Consolidated Schedule of Investments)
Corporate restricted securities - private placement investments at fair value	$351,850,194
(Cost - $ 332,317,890)
Corporate restricted securities - rule 144A securities at fair value	27,149,738
(Cost - $ 29,233,760)
Corporate public securities at fair value	21,214,103
(Cost - $ 22,319,823)

Total investments (Cost - $ 383,871,473)	400,214,035
Cash	19,374,047
Foreign currencies (Cost - $ 14,921)	13,518
Dividend and interest receivable	4,068,216
Receivable for investments sold	217,031
Deferred financing fees	144,011
Other assets	219,884
Total assets	424,250,742

Liabilities:
Note payable	30,000,000
Loan payable (net of deferred financing fees of $265,483)	44,734,517
Payable for investments purchased	4,058,415
Investment advisory fee payable	1,073,376
Deferred tax liability	60,496
Interest payable	388,440
Accrued expenses	455,290
Total liabilities	80,770,534
Commitments and Contingencies (See Note 7)
Total net assets	$343,480,208
Net Assets:
Common shares, par value $1.00 per share	$20,555,752
Additional paid-in capital	280,623,671
Total distributable earnings	42,300,785
Total net assets	$343,480,208
Common shares issued and outstanding (28,054,782 authorized)	20,555,752
Net asset value per share	$16.71

See Notes to Consolidated Financial Statements 5

CONSOLIDATED STATEMENT OF OPERATIONS Barings Corporate Investors
For the three months ended March 31, 2026
(Unaudited)

Investment Income:
Interest	$8,502,284
Dividends	99,005
Other	—
Total investment income	8,601,289
Expenses:
Investment advisory fees	1,073,376
Interest and other financing fees	1,023,953
Professional fees	123,729
Trustees’ fees and expenses	121,800
Reports to shareholders	69,000
Custodian fees	8,400
Other	28,666
Total expenses	2,448,924
Investment income - net	6,152,365
Income tax, including excise tax benefit	—
Net investment income after taxes	6,152,365
Net realized and unrealized loss on investments and foreign currency:
Net realized loss on investments before taxes	(1,980,696)
Income tax expense	(42,232)
Net realized loss on investments after taxes	(2,022,928)
Net decrease in unrealized depreciation of investments before taxes	(2,591,687)
Net decrease in unrealized depreciation of foreign currency translation before taxes	(245)
Deferred income tax benefit (expense)	87,415
Net decrease in unrealized depreciation of investments and foreign currency transactions after taxes	(2,504,517)
Net loss on investments and foreign currency	(4,527,445)
Net increase in net assets resulting from operations	$1,624,920

See Notes to Consolidated Financial Statements 6

CONSOLIDATED STATEMENT OF CASH FLOWS Barings Corporate Investors
For the three months ended March 31, 2026
(Unaudited)

Net increase in net assets resulting from operations	$1,624,920
Adjustments to reconcile net income to net cash used in operating activities:
Purchases of investments	(35,147,489)
Proceeds from sale and maturities of investments	24,613,132
Effect of exchange rate changes on cash	245
Net increase in unrealized appreciation on investments before taxes	2,591,687
Net realized loss on investments before taxes	1,980,696
Payment-in-kind interest	(980,980)
Amortization and accretion	(321,892)
Amortization of deferred financing fees	39,464
Changes in operating assets and liabilities:
Decrease in dividend and interest receivable	1,198,653
Decrease in other assets	43,601
Increase in investment advisory fee payable	6,823
Decrease in tax payable	(710,000)
Decrease in interest payable	(8,472)
Decrease in deferred tax liability	(87,416)
Increase in accrued expenses	107,578
Net cash used in operating activities	$(5,049,450)

Cash flows from financing activities
Cash dividends paid from net investment income	$(8,210,323)
Receipts for shares issued on reinvestment of dividends	558,470
Financing fees paid	(35,791)
Net cash used in financing activities	$(7,687,644)

Net change in cash & foreign currencies	(12,737,094)
Cash & foreign currencies - beginning of year	32,124,904
Effects of foreign currency exchange rate changes on cash	(245)
Cash & foreign currencies - end of year	$19,387,565

Supplemental disclosure of cash flow information
Income tax paid (including excise tax)	752,233
Interest paid	1,032,425

See Notes to Consolidated Financial Statements 7

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS Barings Corporate Investors

	For the three months ended 03/31/2026 (Unaudited)	For the year ended 12/31/2025
Increase / (decrease) in net assets:
Operations:
Investment income - net	$6,152,365	$27,329,542
Net realized gain / (loss) on investments and foreign currency after taxes	(2,022,928)	(1,862,981)
Net change in unrealized appreciation / (depreciation) of investments and foreign currency after taxes	(2,504,517)	2,592,728

Net increase in net assets resulting from operations	1,624,920	28,059,289

Increase from common shares issued on reinvestment of dividends
Common shares issued	558,470	2,450,915
(Number of shares issued: 2026 - 29,945; 2025 - 121,603)

Dividends to shareholders from:
Net investment income	—	(32,776,490)

Total increase / (decrease) in net assets	$2,183,390	$(2,266,286)

Net assets, beginning of period/year	341,296,818	343,563,104
(Number of shares outstanding: 12/31/25 - 20,525,807; 12/31/24 - 20,404,204)
Net assets, end of period/year	$343,480,208	$341,296,818
(Number of shares outstanding: 03/31/26 - 20,555,752; 12/31/25 - 20,525,807)

See Notes to Consolidated Financial Statements 8

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS Barings Corporate Investors

Selected data for each share of beneficial interest outstanding:

	For the three months ended 03/31/2026 (Unaudited)	For the years ended December 31,
		2025	2024	2023	2022	2021
Net asset value: Beginning of period / year	$16.63	$16.84	$16.77	$16.37	$16.68	$15.04
Net investment income (a)	0.30	1.33	1.71	1.61	1.03	0.93
Net realized and unrealized gain / (loss) on investments	(0.22)	0.04	0.04	0.21	(0.32)	1.67
Total from investment operations	0.08	1.37	1.75	1.82	0.71	2.60
Dividends from net investment income to common shareholders	—	(1.60)	(1.69)	(1.42)	(0.88)	(0.96)
Dividends from realized gain on investments to common shareholders	—	—	—	—	(0.14)	—
Increase from dividends reinvested	—	0.02	0.01	—	—	—
Total dividends	—	(1.58)	(1.68)	(1.42)	(1.02)	(0.96)
Net asset value: End of period / year	$16.71	$16.63	$16.84	$16.77	$16.37	$16.68
Per share market value: End of period / year	$17.24	$18.15	$20.38	$18.43	$13.96	$15.98
Total investment return
Net asset value (b)	0.48%	8.47%	10.73%	11.62%	4.34%	17.57%
Market value (b)	(5.01%)	(3.56%)	20.99%	43.84%	(5.66%)	29.13%
Net assets (in millions): End of period / year	$343.48	$341.30	$343.56	$339.83	$331.64	$338.04
Ratio of total expenses to average net assets (c)	2.95% (d)	2.71%	2.60%	2.57%	2.33%	2.78%
Ratio of operating expenses to average net assets	1.69% (d)	1.65%	1.65%	1.65%	1.58%	1.61%
Ratio of interest expense to average net assets	1.21% (d)	0.74%	0.51%	0.61%	0.51%	0.33%
Ratio of income tax expense to average net assets	0.05% (d)	0.32%	0.44%	0.31%	0.24%	0.84%
Ratio of net investment income to average net assets	7.28% (d)	7.86%	9.99%	9.56%	6.17%	5.84%
Portfolio turnover	6%	31%	31%	12%	12%	45%
(a)    Calculated using average shares.
(b)    Net asset value return represents portfolio returns based on change in the Trust’s net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust’s market value due to the difference distributions which differs from the total investment return based on the Trust’s market value due to the difference between the Trust’s net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.
(c)    Total expenses include income tax expense.
(d)    Annualized.

	For the three months ended 03/31/2026 (Unaudited)	For the years ended December 31,
Senior borrowings:		2025	2024	2023	2022	2021
Total principal amount (in millions)	$75	$75	$46	$43	$46	$38
Asset coverage per $1,000 of indebtedness *	$5,580	$5,568	$8,469	$8,996	$8,210	$9,896

 * The term "asset coverage" means the ratio that the value of the assets the Trust bears to the aggregate principal amount of the Trust's senior borrowings.

See Notes to Consolidated Financial Statements 9

Consolidated Schedule of Investments Barings Corporate Investors
March 31, 2026
(Unaudited)

Corporate Restricted Securities - 110.34%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.44%: (C)

ABC Legal Services
A leading national provider of Service of Process (“SOP”) solutions, enabling the formal delivery of legal documents required to initiate litigation.
7.92% Term Loan due 08/13/2032 (SOFR + 4.250%) (G)	$995,225	08/13/25	$622,826	$624,017

Accelevation
A vertically integrated designer, producer and installer of customized data center facility solutions and services, predominately in the U.S market. The Company’s revenue streams consist of design and installation of customized electrical, power solutions, air flow containment, and layout of critical infrastructure systems at data centers.
8.17% Senior Term Loan due 01/02/2031 (SOFR + 4.500%) (G)	$580,674	01/02/25	454,967	461,869

Accredited Labs
Offers calibration services for manufacturing and other types of equipment, in addition to product sales and rentals, repair services and other services.
8.59% Term Loan due 09/30/2030 (SOFR + 4.750%) (G)	$1,463,780	10/20/25	190,088	190,962

Accurus Aerospace
A supplier of highly engineered metallic parts, kits and assemblies, and processing services.
8.57% Term Loan due 04/05/2028 (SOFR + 4.750%) (G)	$1,031,309	04/05/22	918,997	920,466
Common Stock (B)	1,222 shs.	04/25/25	1,222	1,019
Limited Liability Company Unit (B)	17,505 uts.	12/01/22	17,505	14,608
			937,724	936,093
Advantage Software
A provider of enterprise resource planning (ERP) software built for advertising and marketing agencies.
Limited Liability Company Unit Class A (B) (F)	1,556 uts.	10/01/21	50,720	47,651
Limited Liability Company Unit Class A (B) (F)	401 uts.	10/01/21	13,103	12,290
Limited Liability Company Unit Class B (B) (F)	1,556 uts.	10/01/21	1,630	—
Limited Liability Company Unit Class B (B) (F)	401 uts.	10/01/21	420	—
			65,873	59,941
Aero Accessories
A fuel system, hydraulic, pneumatic and power generation system aftermarket services provider.
8.91% Incremental Term Loan due 11/01/2028 (SOFR + 5.250%)	$4,124,257	*	4,076,215	4,083,014
8.91% Senior Term Loan due 11/01/2028 (SOFR + 5.250%) (G)	$812,087	02/15/24	394,262	395,004
* 02/15/24, 11/01/24 and 11/08/24.			4,470,477	4,478,018

AIT Worldwide Logistics, Inc.
A provider of domestic and international third-party logistics services.
Limited Liability Company Unit (B)	113 uts.	04/06/21	112,903	300,742

See Notes to Consolidated Financial Statements 10

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2026
(Unaudited)

Corporate Restricted Securities - 110.34%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.44%: (C)

American Roller Company
A provider of aftermarket surface treatment services for rollers used in industrial manufacturing processes.
8.45% Senior Term Loan due 11/25/2031 (SOFR + 4.750%) (G)	$1,266,537	11/25/25	$809,033	$809,819
Common Stock (B)	31,280 shs.	11/25/25	31,280	27,661
			840,313	837,480
Americo Chemical Products
A provider of customized specialty chemical solutions and services for pretreatment of metal surfaces and related applications.
8.67% Incremental Term Loan due 04/30/2029 (SOFR + 5.000%)	$1,271,792	11/17/25	1,257,597	1,256,530
8.67% Term Loan due 04/30/2029 (SOFR + 5.000%) (G)	$1,041,506	04/28/23	778,615	779,449
8.67% Senior Term Loan due 04/30/2029 (SOFR + 5.000%)	$530,702	12/10/24	525,116	524,334
Limited Liability Company Unit (B) (F)	46,734 uts.	04/28/23	46,734	55,240
			2,608,062	2,615,553
Application Bootcamp LLC
Offers comprehensive educational counseling services, including personalized college admissions counseling, essay guidance, and standardized test tutoring. The Company primarily targets high school students, but also serves college students / graduates and middle school students.
8.44% Term Loan due 04/21/2031 (SOFR + 4.750%) (G)	$2,457,447	04/21/25	1,684,859	1,716,191
14.00% Senior Subordinated Note due 04/11/2030	$115,839	04/21/25	115,839	117,345
Common Stock (B)	330,969 shs.	04/21/25	330,969	416,492
			2,131,667	2,250,028
Applied Aerospace Structures Corp.
A leading provider of specialized large-scale composite and metal-bonded structures for platforms in the aircraft, space, and land/sea end markets.
8.45% Term Loan due 11/29/2030 (SOFR + 4.750%) (G)	$2,120,593	12/01/22	1,895,157	1,885,416
8.40% Senior Term Loan due 11/29/2030 (SOFR + 4.750%)	982,044	11/03/25	972,959	972,223
Limited Liability Company Common Unit (B)	18 uts.	12/01/22	18,000	62,174
			2,886,116	2,919,813
Argus Logistics
An asset-light provider of managed transportation services, acting as a fully outsourced supply chain management provider to mid-sized shippers on a longer-term, contracted basis.
8.44% Term Loan due 12/19/2031 (SOFR + 4.750%) (G)	$2,448,479	12/01/25	1,113,314	1,126,853

ASC Communications, LLC (Becker's Healthcare)
An operator of trade shows and controlled circulation publications targeting the healthcare market.
8.17% Senior Term Loan due 07/17/2028 (SOFR + 4.500%)	$2,664,237	08/29/25	2,648,335	2,648,252
8.17% Term Loan due 07/17/2028 (SOFR + 4.500%) (G)	$455,183	07/15/22	407,578	407,124
Limited Liability Company Unit (B) (F)	1,070 uts.	07/15/22	22,442	39,980
			3,078,355	3,095,356

See Notes to Consolidated Financial Statements 11

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2026
(Unaudited)

Corporate Restricted Securities - 110.34%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.44%: (C)

Aurora Parts & Accessories LLC (d.b.a Hoosier)
A distributor of aftermarket over-the-road semi-trailer parts and accessories sold to customers across North America.
Preferred Stock (B)	425 shs.	08/17/15	$424,875	$424,875
Common Stock (B)	425 shs.	08/17/15	425	167,374
			425,300	592,249
Automated Financial Systems
A provider of loan management software for large and mid-sized banks, as well as other financial customers across the United States.
8.71% Term Loan due 10/24/2031 (SOFR + 5.000%) (G)	$2,840,002	10/24/25	815,290	817,826

BBB Industries LLC
A supplier of remanufactured and new parts to the North American automotive aftermarket.
12.77% Second Lien Term Loan due 07/25/2030 (SOFR + 9.000%)	$909,091	07/25/22	889,468	790,000
Limited Liability Company Unit (B)	91 uts.	07/25/22	91,000	82,686
			980,468	872,686
Becklar
A provider of event monitoring and emergency response solutions for critical use cases including commercial and residential fire and security, video surveillance, remote guarding, personal health & safety, and workforce safety.
8.54% Senior Term Loan due 12/06/2030 (SOFR + 4.750%) (G)	$2,067,953	12/06/24	1,830,521	1,834,039
8.42% Term Loan due 02/23/2031 (SOFR + 4.750%)	$326,341	03/20/26	323,078	323,078
			2,153,599	2,157,117
Best Lawyers (Azalea Investment Holdings, LLC)
A global digital media company that provides ranking and marketing services to the legal community.
9.03% Term Loan due 11/30/2027 (SOFR + 5.250%) (G)	$2,429,707	11/30/21	2,191,877	2,205,348
12.00% HoldCo PIK Note due 05/30/2028	$981,116	11/30/21	977,227	981,116
Limited Liability Company Unit (B)	89,744 uts.	11/30/21	89,744	147,933
			3,258,848	3,334,397
Bishop Street Underwriter
A Managing General Agent insurance buy and build platform with specialty insurance lines including surety, rep and warranty, tax, professional indemnity, specialty auto, sports, and aviation, among others.
8.92% Term Loan due 07/31/2031 (SOFR + 5.250%) (G)	$2,163,990	07/31/25	1,246,415	1,244,851
Common Stock (B)	49,603 shs.	07/31/25	75,396	68,645
			1,321,811	1,313,496
Bitly
A provider of URL shortening and link management solutions for both enterprise and self-serve customers.
8.43% Senior Term Loan due 11/14/2031 (SOFR + 4.750%) (G)	$3,500,000	11/14/25	3,335,129	3,337,475

See Notes to Consolidated Financial Statements 12

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2026
(Unaudited)

Corporate Restricted Securities - 110.34%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.44%: (C)

BKF Engineers
A provider of civil engineering, land surveying, and land planning services for government agencies, institutions, devlopers, design professionals, contractors, school district and corporations throughout the west coast.
8.17% Term Loan due 08/23/2030 (SOFR + 4.500%) (G)	$1,568,082	08/23/24	$907,106	$909,830
8.20% Term Loan due 08/23/2030 (SOFR + 4.500%) (G)	$1,150,728	03/31/26	640,768	640,768
Limited Liability Company Unit (B)	115,884 uts.	08/23/24	115,884	135,758
			1,663,758	1,686,356
Bridger Aerospace
A provider of comprehensive solutions to combat wildfires in the United States including fire suppression, air attack and unmanned aircraft systems.
Series C Convertible Preferred Equity (7.00% PIK)	365 shs.	07/18/22	448,886	412,523

BrightSign
A provider of digital signage hardware and software solutions, serving a variety of end markets, including retail, restaurants, government, sports, and entertainment.
9.02% Term Loan due 10/14/2027 (SOFR + 5.250%) (G)	$2,956,336	*	2,878,578	2,886,526
Limited Liability Company Unit (B) (F)	232,701 uts.	10/14/21	232,701	290,155
* 10/14/21 and 04/03/25			3,111,279	3,176,681

Brown Machine LLC
A designer and manufacturer of thermoforming equipment used in the production of plastic packaging containers within the food and beverage industry.
10.10% Term Loan due 10/04/2026 (SOFR + 6.250%)	$1,622,989	10/03/18	1,622,568	1,494,773

Buske Logistics Inc
A provider of value-added warehousing and logistics services specializing in storage, handling, packaging, inspection, kitting, and component sequencing.
8.67% Term Loan due 10/31/2031 (SOFR + 5.000%) (G)	$1,020,372	10/31/25	695,128	695,849

Cadence, Inc.
A full-service contract manufacturer (“CMO”) and supplier of advanced products, technologies, and services to medical device, life science, and industrial companies.
8.32% First Lien Term Loan due 05/21/2028 (SOFR + 4.500%)	$2,581,166	05/21/18	2,576,610	2,570,325
8.91% Incremental Term Loan due 05/21/2028 (SOFR + 5.250%)	$900,285	09/28/23	894,329	900,285
			3,470,939	3,470,610
CAi Software
A vendor of mission-critical, production-oriented software to niche manufacturing and distribution sectors.
8.41% Term Loan due 08/09/2032 (SOFR + 4.750%) (G)	$2,000,000	08/07/25	1,292,001	1,288,142

Caldwell & Gregory LLC
A commercial laundry leasing company for multi-unit housing and universities.
8.70% Term Loan due 09/30/2030 (SOFR + 5.000%) (G)	$3,457,607	09/30/24	2,981,234	2,994,175

See Notes to Consolidated Financial Statements 13

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2026
(Unaudited)

Corporate Restricted Securities - 110.34%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.44%: (C)

California Custom Fruits & Flavors
Develops and manufactures value-added, custom-formulated processed fruit and flavor bases for various customers across the Private Label, Branded, Direct Grocery, and Food-Service channels.
8.67% Term Loan due 02/26/2030 (SOFR + 5.000%) (G)	$904,671	02/26/24	$646,326	$652,580
Limited Liability Company Unit (B)	25 uts.	02/26/24	25,000	27,394
			671,326	679,974
Cascade Services
A residential services platform that provides HVAC repair and replacement work for single-family homes in southern geographies.
9.65% Term Loan due 10/04/2029 (SOFR + 6.000%) (G)	$1,966,204	10/04/23	1,884,542	1,773,662
9.66% Term Loan due 10/04/2029 (SOFR + 6.000%)	$1,144,634	07/01/25	1,130,488	1,063,365
			3,015,030	2,837,027
Cash Flow Management
A software provider that integrates core banking systems with branch technology and creates modern retail banking experiences for financial institutions.
8.42% Term Loan due 12/28/2029 (SOFR + 4.750%) (G)	$2,546,956	12/28/21	2,337,539	2,337,160
Limited Liability Company Unit (B) (F)	24,016 uts.	07/22/22	25,331	22,818
			2,362,870	2,359,978
CEC Entertainment Inc
Develops, operates and franchises family dining and entertainment centers.
9.70% Term Loan due 09/18/2030 (SOFR + 6.000%)	$691,304	9/26/2025	682,001	681,972

Cloudbreak
A language translation and interpretation services provider to approximately 970 hospitals and outpatient clinics across the U.S.
8.70% Incremental Term Loan due 03/15/2030 (SOFR + 5.000%)	$2,422,173	08/19/24	2,403,315	2,308,331
8.70% Term Loan due 03/15/2030 (SOFR + 5.000%) (G)	$2,331,750	03/15/24	1,993,618	1,918,834
Limited Liability Company Unit Class A (B) (F)	98 uts.	03/15/24	97,500	114,640
Limited Liability Company Unit Class B (B) (F) (I)	98 uts.	03/15/24	—	1,302
			4,494,433	4,343,107
CloudOne Digital Corp
A scaled multi-cloud platform for web developers, SMBs, and enterprises.
8.66% Term Loan due 08/05/2031 (SOFR + 5.000%) (G)	$1,995,902	06/02/25	1,612,700	1,615,367

CloudWave
A provider of managed cloud hosting and IT services for hospitals.
8.20% Term Loan due 01/04/2027 (SOFR + 4.500%)	$3,217,742	01/29/21	3,208,178	3,217,742
Limited Liability Company Unit (B) (F)	112,903 uts.	01/29/21	112,903	332,703
			3,321,081	3,550,445
Coduet Royalty Holdings, LLC
A special purpose vehicle whose primary assets are comprised of royalty rights on two pharmaceuticals developed by Coherus Biosciences.
SPV Common Equity (F)	580,688 uts.	05/07/24	190,686	220,662

See Notes to Consolidated Financial Statements 14

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2026
(Unaudited)

Corporate Restricted Securities - 110.34%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.44%: (C)

Cogency Global
A provider of statutory representation and compliance services for corporate and professional services clients.
8.17% Term Loan due 02/14/2028 (SOFR + 4.500%) (G)	$1,510,047	02/14/22	$1,335,324	$1,337,192
8.17% Incremental Term Loan due 02/14/2028 (SOFR + 4.500%)	$1,341,689	09/13/23	1,327,497	1,334,981
8.17% Incremental Term Loan due 02/14/2028 (SOFR + 4.500%)	$206,409	12/30/22	204,149	205,377
Preferred Stock (B)	66 shs.	02/14/22	72,216	183,243
			2,939,186	3,060,793
Cognito Forms
An online workflow automation and form builder platform allowing users to create, manage, and automate their data collection processes, offering features like drag-and-drop form fields, templates, AI form generation, and integrations into various applications.
9.91% Term Loan due 05/02/2031 (SOFR + 6.250%) (G)	$3,237,260	05/02/25	2,997,494	3,022,819
Common Stock (B)	2,397 shs.	05/02/25	239,700	218,085
			3,237,194	3,240,904
Coherus Biosciences
A commercial-stage biopharmaceutical company focused on the research, development, and commercialization of innovative cancer treatments and the commercialization of its portfolio of approved biosimilars.
11.70% Term Loan due 05/08/2029 (SOFR + 8.000%)	$598,648	05/08/24	587,512	594,457

Coker
A provider of consulting advisory services to healthcare organizations with the goal of enabling client transformation.
8.20% Senior Term Loan due 03/20/2030 (SOFR + 4.500%) (G)	$2,635,489	03/20/25	2,230,735	2,217,284

Command Alkon
A vertical-market software and technology provider to the heavy building materials industry delivering purpose-built, mission critical products that serve as the core operating & production systems for ready-mix concrete producers, asphalt producers, and aggregate suppliers.
Limited Liability Company Unit B (B) (I)	13,449 uts.	04/23/20	—	63,798

Compass Precision
A manufacturer of custom metal precision components.
11.00% (1.00% PIK) Senior Subordinated Note due 10/16/2025	$2,730,553	04/15/22	2,726,548	2,730,553
Limited Liability Company Unit (B) (F)	322,599 uts.	04/19/22	875,000	2,801,419
			3,601,548	5,531,972
Comply365
A provider of proprietary enterprise SaaS and mobile solutions for content management and document distribution in highly regulated industries, including Aviation and Rail.
9.02% Term Loan due 12/21/2029 (SOFR + 5.250%) (G)	$1,399,248	04/19/22	1,307,576	1,312,044

See Notes to Consolidated Financial Statements 15

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2026
(Unaudited)

Corporate Restricted Securities - 110.34%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.44%: (C)

Concept Machine Tool Sales, LLC
A full-service distributor of high-end machine tools and metrology equipment, exclusively representing a variety of global manufacturers in the Upper Midwest.
9.83% (0.25% PIK) Term Loan due 02/01/2027 (SOFR + 5.250%)	$1,190,026	01/30/20	$1,190,014	$1,011,522
9.83% (0.25% PIK) Incremental Term Loan due 02/01/2027 (SOFR + 5.250%)	$158,249	09/14/23	157,478	134,511
Limited Liability Company Unit (B) (F)	3,497 uts.	*	140,032	—
* 01/30/20, 03/05/21 and 09/14/23.			1,487,524	1,146,033

CTS Engines
A provider of maintenance, repair and overhaul services within the aerospace & defense market.
9.05% Term Loan due 12/26/2028 (SOFR + 5.250%) (G)	$4,692,475	*	4,203,220	4,181,560
*12/23/20 ,12/07/23 and 03/02/26

Dane Street LLC
A national provider of independent medical examinations and peer review services across workers compensation, disability, auto, and group health for third-party administrators, insurance carriers, employer health plans, and law firms.
8.21% Term Loan due 02/28/2033 (SOFR + 4.500%)(G)	$1,422,109	02/02/26	830,318	830,318

DataServ
A managed IT services provider serving Ohio’s state, local, and education (“SLED”) market (79% of FY21 Revenue), as well as small and medium-sized businesses (“SMB”, 8%) and enterprise clients (13%).
Preferred Stock (B)	35,092 shs.	*	38,476	39,629
*11/02/22 & 06/10/25

Decks Direct
An eCommerce direct-to-consumer seller of specialty residential decking products in the United States.
Preferred Stock (B)	23 shs.	03/18/25	26,063	—
Common Stock (B)	4,483 shs.	12/29/21	190,909	—
Limited Liability Company Unit Class A (B)	1,019 uts.	04/29/24	47,094	—
			264,066	—
DistroKid (IVP XII DKCo-Invest,LP)
A subscription-based music distribution platform that allows artists to easily distribute, promote, and monetize their music across digital service providers, such as Spotify and Apple Music.
7.92% Senior Term Loan due 10/01/2029 (SOFR + 4.250%)	$4,146,981	10/01/21	4,146,981	4,139,931
LP Unit (B) (F)	148,791 uts.	09/29/21	148,936	183,861
			4,295,917	4,323,792
Diversified Packaging
A provider of pre-press products and services to the packaging industry, serving customers in the upper Midwest U.S. The Company operates under two divisions: plate manufacturing and material distribution.
11.00% (1.50%PIK) Second Lien Term Loan due 06/27/2029	$2,090,689	*	2,061,386	2,048,876
Limited Liability Company Unit (B) (F)	5,538 uts.	06/27/24	553,800	1,068,773
* 06/27/24 ,01/01/25 and 12/01/25.			2,615,186	3,117,649

See Notes to Consolidated Financial Statements 16

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2026
(Unaudited)

Corporate Restricted Securities - 110.34%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.44%: (C)

Door & Window Guard Systems
A provider of modular, high-grade steel guards (or “panels”) used to cover door and window openings on vacant residential, commercial, and government buildings.
8.20% Term Loan due 03/28/2031 (SOFR + 4.500%) (G)	$1,068,317	03/28/25	$835,826	$840,432
Common Stock (B)	42 shs.	03/28/25	41,640	53,002
			877,466	893,434
Dwyer Instruments, Inc.
A designer and manufacturer of precision measurement and control products for use with solids, liquids and gases.
8.45% Term Loan due 07/20/2029 (SOFR + 4.750%)	$3,380,865	07/20/21	3,351,389	3,380,865

Echo Logistics
A provider of tech-enabled freight brokerage across various modes including Truckload, Less-than-Truckload, Parcel, and Intermodal, as well as managed (contracted) transportation services.
Limited Liability Company Unit (B)	93 uts.	11/22/21	92,920	159,555

EFC International
A St. Louis-based global distributor (40% of revenue ex-US) of branded, highly engineered fasteners and specialty components.
13.50% (2.50% PIK) Term Loan due 02/28/2030	$2,079,126	03/01/23	2,051,202	2,062,493
Limited Liability Company Unit (B) (F)	410 uts.	03/01/23	576,923	544,564
			2,628,125	2,607,057
EFI Productivity Software
A provider of ERP software solutions purpose-built for the print and packaging industry.
8.17% Incremental Term Loan due 05/23/2030 (SOFR + 4.500%) (G)	$1,433,801	05/23/24	832,145	838,475
8.17% Term Loan due 05/23/2030 (SOFR + 4.500%) (G)	$391,987	12/30/21	245,021	245,332
			1,077,166	1,083,807
Electric Equipment and Engineering
Engineers and manufactures alternating current and direct current electrical power distribution products.
13.50% (3.00% PIK) Senior Term Loan due 12/02/2030	$1,758,608	12/02/24	1,731,858	1,723,436
Common Stock (B)	1,031,250 shs.	12/02/24	1,031,250	2,147,372
			2,763,108	3,870,808
Elite Sportswear Holding, LLC
A designer and manufacturer of gymnastics, competitive cheerleading and swimwear apparel in the U.S. and internationally.
Limited Liability Company Unit (B) (F)	2,471,843 uts.	10/14/16	324,074	—

ENTACT Environmental Services, Inc.
A provider of environmental remediation and geotechnical services for blue-chip companies with regulatory-driven liability enforcement needs.
9.20% Term Loan due 01/31/2027 (SOFR + 5.500%)	$1,678,189	12/15/20	1,675,847	1,678,189
9.20% Incremental Term Loan due 01/31/2027 (SOFR + 5.500%)	$290,152	9/1/2023	289,469	290,152
			1,965,316	1,968,341

See Notes to Consolidated Financial Statements 17

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2026
(Unaudited)

Corporate Restricted Securities - 110.34%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.44%: (C)

Ethos Risk Services
A provider of tech-enabled claims investigation and medical management services across a variety of insurance markets for insurance carriers, self-insured employers and third-party administrators.
8.42% Term Loan due 01/30/2031 (SOFR + 4.750%) (G)	$614,004	01/02/26	$435,999	$435,691
Common Stock (B) (F)	11,760 shs.	01/02/26	11,760	11,760
			447,759	447,451
Expert Institute Group
A healthcare-focused outsourced B2B legal services provider that connects plaintiff attorney law firms with high-quality expert witnesses, offers medical record review from in-house medical professionals, provides background checks on allied and opposing witnesses, and utilizes AI-enabled diligence solutions to enable more efficient case outcomes.
7.95% Senior Term Loan due 03/04/2032 (SOFR + 4.250%) (G)	$807,917	03/04/25	309,600	316,434

Five Star Holding, LLC
A fully integrated platform of specialty packaging brands that manufactures flexible packaging solutions.
10.92% Second Lien Term Loan due 05/05/2030 (SOFR + 7.250%)	$952,381	04/27/22	942,666	952,381
Limited Liability Company Common Unit (B) (F)	67 uts.	05/24/22	67,263	54,525
			1,009,929	1,006,906
Follett School Solutions
A provider of software for K-12 school libraries.
8.17% Term Loan due 08/29/2031 (SOFR + 4.500%)	$3,012,880	04/21/25	3,012,880	3,012,880
LP Units (B) (F)	1,787 uts.	08/30/21	17,865	23,719
LP Interest (B) (F)	406 uts.	08/30/21	4,063	5,395
			3,034,808	3,041,994
Forge
A provider of financial services to personal injury law firms and their clients (i.e., the plaintiffs).
8.20% Term Loan due 01/31/2033 (SOFR + 4.500%) (G)	$1,921,494	01/30/26	689,162	688,704

FragilePAK
A provider of third-party logistics services focused on the full delivery life-cycle for big and bulky products.
9.60% Term Loan due 05/28/2027 (SOFR + 5.750%)	$2,083,594	05/28/21	2,072,573	2,083,594
Limited Liability Company Unit (B) (F)	219 uts.	05/21/21	218,750	156,291
			2,291,323	2,239,885
Franklin Energy
An industry-leading provider of demand-side management (“DSM”) services to utilities and municipalities across the United States.
8.91% Senior Term Loan due 08/01/2031 (SOFR + 5.250%) (G)	$1,592,565	08/01/25	1,446,209	1,376,671

GCDL Holdings LLC
A full service dental lab offering removable, crown and bridge, implants, orthodontics and sleep appliances in-house.
9.70% Term Loan due 08/21/2030 (SOFR + 6.000%) (G)	$2,525,676	08/21/24	2,119,920	2,126,839
Class A-1 Units (B) (F)	851,351 uts.	08/21/24	851,351	1,190,615
			2,971,271	3,317,454

See Notes to Consolidated Financial Statements 18

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2026
(Unaudited)

Corporate Restricted Securities - 110.34%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.44%: (C)

GME Supply
A tech-enabled specialty distributor of fall protection, rigging materials, workwear, and industrial gear and tools to technicians and contractors working in the telecom, utility, aerial construction, renewable energy and other industrial markets.
8.95% Term Loan due 09/09/2031 (SOFR + 5.250%) (G)	$2,787,773	09/09/25	$2,177,597	$2,180,764

Gojo Industries
A manufacturer of hand hygiene and skin health products.
11.67% Term Loan due 10/26/2028 (SOFR + 8.000%)	$1,217,306	10/24/23	1,199,294	1,278,171

Goodyear Chemical
A producer of synthetic rubber primarily for the tire, consumer, packaging, and industrial products industries.
9.42% Term Loan due 10/31/2031 (SOFR + 5.750%)	$1,971,726	10/31/25	1,935,027	1,935,052

Guardian Fire Services
A provider of fire safety services including testing & inspection/monitoring, service & repair, replacement & upgrade, and installation of fire protection equipment such as sprinkler systems, alarms, and suppression systems.
8.17% Senior Term Loan due 12/01/2032 (SOFR + 4.500%) (G)	$1,540,740	12/01/25	689,785	690,751
Common Stock (B)	100,487 shs.	12/01/25	100,487	119,469
			790,272	810,220
Handi Quilter Holding Company (Premier Needle Arts)
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
Limited Liability Company Unit Preferred (B)	754 uts.	*	754,061	183,218
Limited Liability Company Unit Common Class A (B) (I)	7,541 uts.	12/19/14	—	—
* 12/19/14 and 04/29/16.			754,061	183,218

HaystackID
A provider of eDiscovery, advisory, and review services that help 500+ corporations (58% of revenue) and law firms (42%) manage complex, data intensive investigations and litigation.
8.45% Term Loan due 01/31/2028 (SOFR + 4.750%) (G)	$2,096,318	01/31/25	1,594,633	1,594,659

Heartland Veterinary Partners
A veterinary support organization that provides a comprehensive set of general veterinary services as well as ancillary services such as boarding and grooming.
11.00% Opco PIK Note due 11/09/2028	$5,620,239	11/17/21	5,588,912	5,322,366

HemaSource, Inc.
A technology-enabled distributor of consumable medical products to plasma collection centers.
8.17% Senior Term Loan due 08/31/2029 (SOFR + 4.500%) (G)	$3,394,048	08/31/23	1,707,511	1,747,790
Limited Liability Company Unit (B)	23,529 uts.	08/31/23	23,529	35,308
			1,731,040	1,783,098

See Notes to Consolidated Financial Statements 19

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2026
(Unaudited)

Corporate Restricted Securities - 110.34%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.44%: (C)

Home Care Assistance, LLC
A provider of private pay non-medical home care assistance services.
8.73% Term Loan due 09/30/2027 (SOFR + 5.000%)	$1,757,820	03/30/21	$1,722,198	$1,502,936

HTI Technology & Industries Inc.
A designer and manufacturer of powered motion solutions to industrial customers.
12.31% Term Loan due 05/29/2026 (SOFR + 8.500%) (G)	$1,395,434	07/27/22	1,108,920	1,085,348
12.31% Incremental Term Loan due 05/29/2026 (SOFR + 8.500%)	$489,965	02/15/23	489,818	481,636
			1,598,738	1,566,984
Ice House America
A manufacturer and operator of automated ice and water vending units with an installed base of 4,200+ units in service (including Company-owned fleet of 165 units) primarily located in the Southeastern United States.
9.67% Term Loan due 01/12/2030 (SOFR + 6.000%) (G)	$2,337,230	02/12/24	1,952,428	1,883,805
Limited Liability Company Unit (B) (F)	1,157 uts.	01/12/24	115,677	66,880
			2,068,105	1,950,685
Illumifin
A leading provider of third-party administrator (“TPA”) services and software for life and annuity insurance providers.
9.93% Incremental Term Loan due 09/08/2027 (SOFR + 6.000%)	$872,663	04/05/22	867,696	835,138

Innovia Medical
A manufacturer of single-use surgical products (e.g., blades & knives, vent and fluid tubes, wipes, etc.) for ear, nose, & throat (ENT), ophthalmic (i.e., eye procedures), and other general surgical applications, as well as sterile processing systems used to store and transport surgical instruments.
8.45% Term Loan due 06/30/2031 (SOFR + 4.750%) (G)	$988,477	06/30/25	905,286	906,800
Limited Liability Company Unit (B) (F)	79 uts.	06/30/25	10,618	9,475
			915,904	916,275
Kanawha Scales and Systems
A full-service provider of weighing and automated industrial control solutions, including service & calibration, MRO equipment, integrated engineered solutions, and data collection systems.
7.93% Term Loan due 10/31/2032 (SOFR + 4.250%) (G)	$1,997,881	11/12/25	896,966	898,466

LaunchPad Home Group
A provider of home inspection and ancillary residential services intended to simplify home ownership at every stage of the journey.
10.18% Term Loan due 09/30/2031 (SOFR + 6.500%) (G)	$3,218,250	09/02/25	1,484,861	1,490,105
Preferred Stock (B)	277 shs.	09/02/25	277,200	290,730
Common Stock (B)	280,000 shs.	09/02/25	2,800	43,540
			1,764,861	1,824,375

See Notes to Consolidated Financial Statements 20

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2026
(Unaudited)

Corporate Restricted Securities - 110.34%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.44%: (C)

LeadsOnline
A nationwide provider of data, technology and intelligence tools used by law enforcement agencies, investigators, and businesses.
8.20% Term Loan due 02/07/2028 (SOFR + 4.500%) (G)	$3,370,933	02/07/22	$2,897,609	$2,899,895
Limited Liability Company Unit (B) (F)	14,305 uts.	02/07/22	14,816	33,039
			2,912,425	2,932,934
Lockmasters Incorporated
A leading distributor of 3rd party locks and related hardware (e.g., safes, high-security cabinets, and locksmith tools) serving various commercial & industrial end markets including financial services, education, automotive, data centers, and others.
8.70% Senior Term Loan due 09/01/2027 (SOFR + 5.000%) (G)	$1,452,005	05/01/25	1,097,716	1,095,977

LYNX Franchising
A global franchisor of B2B services including commercial janitorial services, shared office space solutions, and textile and electronics restoration services.
9.60% Term Loan due 12/23/2026 (SOFR + 5.750%)	$4,765,462	*	4,753,491	4,765,462
* 12/22/2020 and 09/09/2021

Madison IAQ Holdings II LLC
A manufacturer and distributor of heating, dehumidification and other air quality solutions.
Limited Liability Company Unit (B)	1,474,759 uts.	02/20/19	4,663,773	32,061,258

Magnolia Wash Holdings (Express Wash Acquisition Company, LLC)
An express car wash consolidator primarily in the Southeastern US.
9.90% Term Loan due 04/10/2031 (SOFR + 6.250%) (G)	$863,817	04/10/25	808,353	765,483

Media Recovery, Inc.
A global manufacturer and developer of shock, temperature, vibration, and other condition indicators and monitors for in-transit and storage applications.
8.20% Senior Term Loan due 09/30/2030 (SOFR + 4.500%) (G)	$2,616,926	09/30/24	1,999,731	2,029,152

Merchant Industry
A merchant acquirer providing payment processing and other value-added services to SMB merchants.
8.45% Term Loan due 09/19/2031 (SOFR + 4.750%) (G)	$1,265,449	09/19/25	848,914	850,297
Common Stock (B)	265 shs.	09/19/25	26,464	26,700
			875,378	876,997
Milestone Chassis Company
A full-service transportation equipment leasing and management company, specializing in domestic and marine chassis.
9.18% Second Lien Term Loan due 01/14/2033 (SOFR + 5.500%)	$1,731,602	01/14/26	1,698,013	1,696,970

See Notes to Consolidated Financial Statements 21

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2026
(Unaudited)

Corporate Restricted Securities - 110.34%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.44%: (C)

Mission Microwave
A leading provider of high-performance solid-state power amplifiers and block upconverters to support ground-based, maritime, airborne, and space-based satellite communication applications.
9.20% Senior Term Loan due 03/01/2030 (SOFR + 5.500%) (G)	$1,431,740	03/01/24	$1,213,594	$1,196,478
Limited Liability Company Unit (B)	614 uts.	03/01/24	61,400	50,281
			1,274,994	1,246,759
MNS Engineers, Inc.
A consulting firm that provides civil engineering, construction management and land surveying services.
8.77% Term Loan due 08/13/2027 (SOFR + 5.000%)	$698,000	07/01/21	694,860	698,000

Mobile Pro Systems
A manufacturer of creative mobile surveillance systems for real-time monitoring in nearly any environment.
11.00% PIK Second Lien Term Loan due 06/23/2027	$1,225,387	06/24/22	1,221,463	1,225,387
Common Stock (B) (F)	8,235 uts.	06/27/22	823,529	1,263,433
			2,044,992	2,488,820
Momentum Group
A leading value-added distributor of design-focused textiles and wallcoverings to hospitality, workplace, healthcare, and other commercial end markets (no residential exposure).
9.20% Term Loan due 03/28/2029 (SOFR + 5.500%) (G)	$1,331,422	*	1,210,576	1,209,335
* 03/28/25 and 10/14/25

MSI Express
A contract manufacturer and packager of shelf-stable food and beverages for major consumer packaged goods.
8.42% Term Loan due 03/24/2031 (SOFR + 4.750%) (G)	$1,466,643	03/24/25	1,087,134	1,086,433

Music Reports, Inc.
An administrator of comprehensive offering of rights and royalties solutions for music and cue sheet copyrights to music and entertainment customers.
9.78% Incremental Term Loan due 08/25/2026 (SOFR + 6.000%)	$1,630,439	11/05/21	1,627,731	1,617,396
9.78% Term Loan due 08/25/2026 (SOFR + 6.000%)	$1,141,668	08/25/20	1,139,769	1,132,535
			2,767,500	2,749,931
Navia Benefit Solutions, Inc.
A third-party administrator of employee-directed healthcare benefits.
8.20% Term Loan due 12/31/2032 (SOFR + 4.500%) (G)	$3,500,000	12/31/25	2,407,415	2,408,970

Net at Work
An SMB-focused IT service provider specializing in software sales, implementation, managed services and hosting services.
8.42% Term Loan due 09/13/2029 (SOFR + 4.750%) (G)	$3,392,846	9/13/2023	2,572,504	2,608,362
Limited Liability Company Unit (B) (F)	66,152 uts.	9/13/2023	66,152	85,118
			2,638,656	2,693,480

See Notes to Consolidated Financial Statements 22

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2026
(Unaudited)

Corporate Restricted Securities - 110.34%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.44%: (C)

Netrix
US-based managed services provider focused on capabilities across security, cloud, and digital workplace.
9.17% Term Loan due 10/31/2031 (SOFR + 5.500%) (G)	$3,492,537	10/31/25	$2,929,024	$2,900,942

Newforma
A leader in Project Information Management software for the construction industry.
10.20% Term Loan due 04/02/2029 (SOFR + 6.500%) (G)	$1,816,990	03/31/23	1,690,860	1,552,749
Limited Liability Company Unit (B)	203,181 uts.	08/15/23	209,327	26,820
			1,900,187	1,579,569
Northstar Recycling
A managed service provider for waste and recycling services, primarily targeting food and beverage end markets.
8.10% Senior Term Loan due 12/23/2030 (SOFR + 4.400%) (G)	$3,268,695	*	2,807,512	2,837,780
* 12/02/24 and 09/02/25

Omega Holdings
A distributor of aftermarket automotive air conditioning products.
8.82% Senior Term Loan due 03/30/2029 (SOFR + 5.000%) (G)	$1,248,445	03/31/22	1,112,243	1,122,222

Onsite Dealer Solutions
A regional provider of automotive reconditioning services including detailing, refinishing, paintless dent repair, and other “make-ready” services.
8.16% Term Loan due 10/15/2031 (SOFR + 4.500%) (G)	$3,362,571	11/04/25	850,089	852,960
Common Stock (B)	51 shs.	11/04/25	50,753	52,625
			900,842	905,585
ORS Nasco
A leading industrial maintenance, repair, and operations (“MRO”) product wholesale distributor.
8.45% Term Loan due 08/07/2031 (SOFR + 4.750%) (G)	$1,340,032	06/13/25	1,185,750	1,188,383

PANOS Brands LLC
A marketer and distributor of branded consumer foods in the specialty, natural, better-for-you, “free from” healthy and gluten-free categories.
Common Stock Class A (B)	772,121 shs.	*	772,121	749,729
* 01/29/16 and 02/17/17.

Parkview Dental Partners
A dental service organization focused in the southwest Florida market.
11.85% Term Loan due 10/20/2029 (SOFR + 8.300%)	$1,248,639	10/20/23	1,233,898	1,244,019
Limited Liability Company Unit (B) (F)	61,982 uts.	10/20/23	622,140	551,612
			1,856,038	1,795,631

See Notes to Consolidated Financial Statements 23

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2026
(Unaudited)

Corporate Restricted Securities - 110.34%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.44%: (C)

Pearl Holding Group
A managing general agent that originates, underwrites, and administers non-standard auto insurance policies for carriers in Florida.
9.93% (4.00% PIK) First Lien Term Loan due 06/21/2026 (SOFR + 6.000%)	$3,953,396	12/20/21	$3,921,066	$3,558,056
Warrant - Class A, to purchase common stock at $.01 per share (B)	1,874 uts.	12/22/21	—	—
Warrant - Class B, to purchase common stock at $.01 per share (B)	633 uts.	12/22/21	—	—
Warrant - Class CC, to purchase common stock at $.01 per share (B)	65 uts.	12/22/21	—	—
Warrant - Class D, to purchase common stock at $.01 per share (B)	181 uts.	12/22/21	—	—
			3,921,066	3,558,056
Pegasus Transtech Corporation
A provider of end-to-end document, driver and logistics management solutions, which enable its customers (carriers, brokers, and drivers) to operate more efficiently, reduce manual overhead, enhance compliance, and shorten cash conversion cycles.
9.67% Term Loan due 11/17/2026 (SOFR + 6.000%)	$3,403,172	*	3,396,412	3,318,093
* 11/17/17 and 10/01/20.

Polara (VSC Polara LLC)
A manufacturer of pedestrian traffic management and safety systems, including accessible pedestrian signals, “push to walk” buttons, and related “traffic” control units.
8.35% Term Loan due 12/03/2027 (SOFR + 4.500%) (G)	$1,791,441	12/03/21	1,357,494	1,367,731
Limited Liability Company Unit (B) (F)	2,963 uts.	12/03/21	296,343	761,931
			1,653,837	2,129,662
Polytex Holdings LLC
A manufacturer of water based inks and related products serving primarily the wall covering market.
2.50% (2.500% PIK) Senior Subordinated Note due 12/31/2027 (D)	$4,851,944	07/31/14	2,159,212	1,455,583
Limited Liability Company Unit (B)	300,485 uts.	07/31/14	300,485	—
Limited Liability Company Unit Class F (B)	75,022 uts.	*	50,322	—
* 09/28/17 and 02/15/18.			2,510,019	1,455,583

Pro Vision
A leading mobile video technology solutions provider, including vehicle video recording systems, body-worn cameras, data management and cloud based storage solutions for commercial, transit, and public safety organizations.
7.92% Term Loan due 09/23/2030 (SOFR + 4.250%) (G)	$1,868,032	09/02/24	1,450,250	1,466,995
Limited Liability Company Unit (B)	451 uts.	09/23/24	45,156	62,458
			1,495,406	1,529,453
Proceed (fka Counsel Press)
A national provider of tech-enabled litigation support services.
8.20% Term Loan due 10/23/2029 (SOFR + 4.500%) (G)	$3,073,778	03/11/26	2,095,711	2,095,711
Common Stock (B)	66 shs.	03/11/26	66,000	66,000
			2,161,711	2,161,711

See Notes to Consolidated Financial Statements 24

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2026
(Unaudited)

Corporate Restricted Securities - 110.34%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.44%: (C)

Process Insights Acquisition, Inc.
A designer and assembler of highly engineered, mission critical instruments and sensors that provide compositional analyses to measure contaminants and impurities within gases and liquids.
9.92% Term Loan due 07/18/2029 (SOFR + 6.250%)	$1,571,469	07/18/23	$1,549,904	$1,313,749
Limited Liability Company Unit (B)	66 uts.	07/18/23	66,000	1,597
			1,615,904	1,315,346
ProcessBarron (Process Equipment, Inc. / PB Holdings, LLC)
Specializes in the design, manufacturing, installation, maintenance and repair of parts and equipment for blue chip industrial customers in the Southern US.
9.10% Term Loan due 03/06/2028 (SOFR + 5.250%)	$1,391,174	03/06/19	1,387,900	1,391,174

ProfitOptics
A software development and consulting company that delivers solutions via its proprietary software development platform, Catalyst.
8.82% Incremental Term Loan due 03/15/2028 (SOFR + 5.000%)	$1,320,923	09/02/25	1,311,878	1,301,109
8.77% Term Loan due 03/15/2028 (SOFR + 5.000%) (G)	$1,864,561	03/01/22	1,260,561	1,244,290
8.00% Senior Subordinated Note due 03/15/2029	$64,516	03/01/22	64,516	60,839
Limited Liability Company Unit (B)	193,548 uts.	03/15/22	129,032	354,987
			2,765,987	2,961,225
Project Halo
A two-sided platform that provides a cloud-based compliance reporting software to fire departments, water municipalities, and state building departments, which is used by authorities having jurisdictions to ensure commercial properties within its jurisdiction maintain compliance with fire codes and annual / semi-annual inspection requirements for fire alarms, sprinklers, fire extinguishers, etc.
8.67% Senior Term Loan due 02/06/2032 (SOFR + 5.000%) (G)	$2,000,000	02/06/25	1,566,505	1,571,998

Randy's Worldwide
A designer and distributor of automotive aftermarket parts serving the repair/replacement, off-road and racing/performance segments.
8.68% First Lien Term Loan due 11/01/2029 (SOFR + 5.000%) (G)	$476,103	11/01/22	420,695	423,676
8.93% Incremental Term Loan due 11/01/2029 (SOFR + 5.000%) (G)	$1,115,445	11/03/25	212,565	212,938
Limited Liability Company Unit Class A (B)	133 uts.	12/01/22	13,300	16,928
			646,560	653,542
RapidAir
An asset‐light manufacturer of branded compressed air products, including fittings, accessories, aluminum piping, filtration, and other adjacent products/services.
8.38% Senior Term Loan due 10/15/2030 (SOFR + 4.750%) (G)	$1,128,560	10/15/24	606,815	611,719
Common Stock (B)	61 uts.	10/15/24	61,000	50,900
			667,815	662,619

See Notes to Consolidated Financial Statements 25

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2026
(Unaudited)

Corporate Restricted Securities - 110.34%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.44%: (C)

Real Chemistry
A leading pure-play, tech-enabled analytical marketing agency in the U.S primarily serving the pharmaceutical and healthcare industry.
8.20% Term Loan due 04/12/2032 (SOFR + 4.500%) (G)	$1,000,000	04/10/25	753,011	753,358

Recovery Point Systems, Inc.
A provider of IT infrastructure, colocation and cloud based resiliency services.
9.79% Term Loan due 02/14/2028 (SOFR + 5.750%)	$2,667,320	08/12/20	2,659,961	2,667,320
Limited Liability Company Unit (B) (F)	44,803 uts.	03/05/21	44,803	22,312
			2,704,764	2,689,632
Renovation Brands (Renovation Parent Holdings, LLC)
A portfolio of seven proprietary brands that sell various home improvement products primarily through the e-Commerce channel.
8.77% Term Loan due 11/15/2027 (SOFR + 5.000%)	$1,859,223	11/15/21	1,846,657	1,859,223
Limited Liability Company Unit (B)	80,957 uts.	09/29/17	80,957	85,645
			1,927,614	1,944,868
RKD Group
A provider of marketing and fundraising services to non-profit organizations (“NPOs”) in the U.S. RKD provides a full suite of services including strategic planning, content creation/design, campaign execution, as well as data analytics to improve donor segmentation and provide strategic insights to inform future campaigns.
8.90% Term Loan due 05/19/2031 (SOFR + 5.250%) (G)	$3,478,615	05/19/25	2,797,370	2,802,802

RoadOne IntermodaLogistics
A provider of intermodal logistics and solutions including drayage (moving containers at port/rail locations), dedicated trucking services, warehousing, storage, and transloading (unloading, storing, and repackaging freight), among other services.
10.45% Term Loan due 12/29/2028 (SOFR + 6.750%) (G)	$1,295,596	12/30/22	1,253,901	1,234,788

Rock Labor
A provider of live entertainment event labor in the United States.
9.17% Term Loan due 09/14/2029 (SOFR + 5.500%) (G)	$822,648	09/14/23	688,354	702,554
Limited Liability Company Unit (B) (F)	25,455 uts.	09/14/23	136,294	141,364
			824,648	843,918
ROI Solutions
Call center outsourcing and end user engagement services provider.
8.70% Term Loan due 10/03/2029 (SOFR + 5.000%) (G)	$2,948,576	10/03/24	2,121,507	2,101,605

RPX Corp
A provider of subscription services that help member companies mitigate the risk of patent disputes and reduce the cost of patent litigation.
9.18% Term Loan due 08/02/2030 (SOFR + 5.500%) (G)	$4,932,561	08/02/24	4,373,547	4,382,122

See Notes to Consolidated Financial Statements 26

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2026
(Unaudited)

Corporate Restricted Securities - 110.34%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.44%: (C)

Safety Products Holdings, Inc.
A manufacturer of highly engineered safety cutting tools.
8.42% Term Loan due 12/16/2028 (SOFR + 4.750%)	$3,961,758	*	$3,947,526	$3,961,758
Common Stock (B)	60 shs.	12/16/20	60,667	86,228
* 12/15/20 and 07/24/24.			4,008,193	4,047,986

Sandvine Corporation
A provider of active network intelligence solutions.
Class A Units (B) (I)	1,397 uts	06/28/24	—	—
Class C Units (B) (I)	63,636 uts	06/28/24	—	—
			—	—
Sara Lee Frozen Foods
A provider of frozen bakery products, desserts and sweet baked goods.
8.82% First Lien Term Loan due 07/30/2027 (SOFR + 5.000%)	$3,568,239	07/30/18	3,556,408	3,482,601

SBP Holding LP
A specialty product distribution platform which provides mission-critical products, services, and technical expertise across industrial rubber and fluid power segments.
8.67% Term Loan due 03/27/2028 (SOFR + 5.000%) (G)	$2,468,513	03/27/23	1,327,124	1,343,089

Scaled Agile, Inc.
A provider of training and certifications for IT professionals focused on software development.
6.02% (3.75% PIK) Term Loan due 12/15/2028 (SOFR + 2.250%)	$3,056,782	12/16/21	3,034,089	1,950,227

Screenvision Media
One of two leading cinema advertising networks in the US, offering advertising solutions to national and local brands across an exclusive in-cinema network.
8.67% First Lien Term Loan due 04/25/2030 (SOFR + 5.000%) (G)	$990,129	04/25/25	869,106	869,062
12.17% Second Lien Term Loan due 04/25/2030 (SOFR + 8.500%)	$887,720	04/25/25	858,858	858,869
			1,727,964	1,727,931
SEKO Worldwide, LLC
A third-party logistics provider of ground, ocean, air and home delivery forwarding services.
10.70% Senior Term Loan due 11/27/2029 (SOFR + 7.000%)	$1,182,526	11/27/24	1,178,810	983,748
14.60% (9.50% PIK) Term Loan due 11/27/2029 (SOFR + 10.500%) (G)	$115,064	11/10/25	74,390	74,390
Common Stock (B)	373 shs.	11/27/24	1,639,660	—
			2,892,860	1,058,138
Smartling, Inc.
A provider in SaaS-based translation management systems and related translation services.
8.42% Term Loan due 10/22/2032 (SOFR + 4.750%) (G)	$3,500,000	10/24/25	2,331,056	2,334,633

See Notes to Consolidated Financial Statements 27

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2026
(Unaudited)

Corporate Restricted Securities - 110.34%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.44%: (C)

smartShift Technologies
A provider of technology-enabled services for the SAP ERP ecosystem.
8.65% Term Loan due 09/01/2029 (SOFR + 5.000%) (G)	$3,047,375	09/01/23	$2,655,307	$2,698,688
Series A Preferred Stock (B)	58 shs.	09/01/23	58,000	111,946
			2,713,307	2,810,634
Sonicwall
A provider of network security (i.e. firewall products) primarily focused on the SMB market.
9.20% Incremental Term Loan due 05/18/2028 (SOFR + 5.500%)	$1,919,717	06/13/25	1,891,800	564,723

Spatco
A provider of mission-critical services to maintain, test, inspect, certify, and install fueling station infrastructure.
8.67% Term Loan due 07/23/2030 (SOFR + 5.000%) (G)	$3,385,615	07/23/24	2,642,096	2,660,921
Limited Liability Company Unit (B) (F)	100,043 uts.	*	100,321	96,342
*07/23/24, 06/30/25 & 02/13/26			2,742,417	2,757,263

SRS Acquiom
A leading tech-enabled platform providing end-to-end transaction services to clients engaged in the M&A and private credit markets.
8.42% Term Loan due 01/14/2032 (SOFR + 4.750%) (G)	$1,421,516	01/14/26	1,186,309	1,185,810

Stackline
An e-commerce data company that tracks products sold through online retailers.
11.38% Senior PIK Note due 07/30/2028 (SOFR + 7.750%)	$5,714,449	07/01/21	5,691,739	5,714,449
Common Stock (B)	2,720 shs.	07/30/21	85,374	126,928
			5,777,113	5,841,377
Standard Elevator Systems
A scaled manufacturer of elevator components combining four elevator companies, Standard Elevator Systems, EMI Porta, Texacone, and ZZIPCO.
9.84% Term Loan due 12/02/2027 (SOFR + 5.750%) (G) (D)	$2,435,956	12/02/21	2,220,566	1,617,964
9.64% Incremental Term Loan due 12/02/2027 (SOFR + 5.750%) (D)	$918,780	04/02/24	910,418	686,329
			3,130,984	2,304,293
Stratus Unlimited
A nationwide provider of brand implementation services, including exterior and interior signage, refresh and remodel, and facility maintenance and repair.
9.27% Term Loan due 06/30/2027 (SOFR + 5.500%) (G)	$1,822,279	06/30/21	1,808,008	1,768,674
9.02% Incremental Term Loan due 06/30/2027 (SOFR + 5.250%) (G)	$1,479,655	06/10/24	845,961	810,589
Limited Liability Company Unit (B)	149 uts.	06/30/21	149,332	116,482
			2,803,301	2,695,745

See Notes to Consolidated Financial Statements 28

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2026
(Unaudited)

Corporate Restricted Securities - 110.34%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.44%: (C)

SVI International, Inc.
A supplier of aftermarket repair parts and accessories for automotive lifts, automotive shop equipment, and other specialty equipment (hospital bed lifts, boat lifts, etc.).
10.40% Term Loan due 03/04/2030 (SOFR + 6.750%) (G)	$2,140,675	03/04/24	$1,889,917	$1,917,902
Limited Liability Company Unit (B) (F)	623,762 uts.	03/04/24	623,762	981,240
			2,513,679	2,899,142
Swoop
Swoop is a provider of marketing data and engagement technology to the biopharma industry.
8.17% Term Loan due 04/12/2032 (SOFR + 4.500%) (G)	$1,000,000	04/10/25	511,630	515,152

Tank Holding
A manufacturer of proprietary rotational molded polyethylene and steel storage tanks and containers.
9.52% Term Loan due 03/31/2028 (SOFR + 5.750%) (G)	$964,136	03/31/22	913,283	833,728
9.77% Incremental Term Loan due 03/31/2028 (SOFR + 6.000%)	$442,803	05/22/23	437,336	402,951
			1,350,619	1,236,679
Tapco
A leading manufacturer, distributor, service provider and software provider of intelligent transportations safety systems in North America.
8.70% Term Loan due 11/15/2030 (SOFR + 5.000%) (G)	$4,624,288	11/15/24	3,001,330	3,002,567
Common Stock (B)	47 shs.	11/15/24	50,501	67,230
			3,051,831	3,069,797
Team Air (Swifty Holdings LLC)
A leading HVAC wholesale distributor headquartered in Nashville, Tennessee.
14.00% Senior Subordinated Note due 05/25/2028	$2,268,235	05/01/23	2,250,206	2,107,190
14.00% Senior Subordinated Note due 05/25/2028	$441,046	08/01/24	436,350	409,731
14.00% Senior Subordinated Note due 05/25/2028	$134,414	12/02/24	132,856	124,871
Limited Liability Company Unit (B) (F)	1,808,241 uts.	*	1,829,395	367,073
Common Stock (B)	311,111 shs.	12/04/24	311,111	374,267
* 05/25/23 and 08/30/24.			4,959,918	3,383,132

Tencarva Machinery Company
A distributor of mission critical, engineered equipment, replacement parts and services in the industrial and municipal end-markets.
8.60% Senior Term Loan due 12/20/2027 (SOFR + 4.750%) (G)	$4,009,240	12/20/21	3,328,671	3,313,631
8.60% Term Loan due 12/20/2027 (SOFR + 4.750%) (G)	$933,204	01/02/25	459,931	459,834
			3,788,602	3,773,465
Terrybear
A designer and wholesaler of cremation urns and memorial products for people and pets.
10.00% (4.00% PIK) Term Loan due 04/27/2028 (D)	$2,098,145	04/01/22	2,078,373	1,636,553
Limited Liability Company Unit (B) (F)	170,513 uts.	04/29/22	1,671,026	—
			3,749,399	1,636,553

See Notes to Consolidated Financial Statements 29

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2026
(Unaudited)

Corporate Restricted Securities - 110.34%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.44%: (C)

The Caprock Group (aka TA/TCG Holdings, LLC)
A wealth manager focused on ultra-high-net-worth individuals, who have $25-30 million of investable assets on average.
8.17% Senior Term Loan due 12/22/2028 (SOFR + 4.500%) (G)	$2,466,160	05/21/25	$1,361,181	$1,362,428
8.17% Term Loan due 12/22/2028 (SOFR + 4.500%) (G)	$1,072,991	12/22/21	674,265	673,473
			2,035,446	2,035,901
The Hilb Group, LLC
An insurance brokerage platform that offers insurance and benefits programs to middle-market companies throughout the Eastern seaboard.
8.42% Term Loan due 10/31/2031 (SOFR + 4.750%) (G)	$1,609,040	10/31/24	1,302,506	1,306,809

The Octave Music Group, Inc. (fka TouchTunes)
A global provider of digital music and media and introduced the play-for-play digital jukebox in 1998.
Limited Liability Company Unit (B)	51,282 uts.	04/01/22	51,282	148,010

Tipco Technologies
A fluid solution supplier for industrial, hydraulic and high-purity applications.
8.95% Term Loan due 12/03/2029 (SOFR + 5.250%) (G)	$1,194,940	09/03/24	1,123,590	1,120,242
8.95% Incremental Term Loan due 12/03/2029 (SOFR + 5.250%) (G)	$230,163	09/02/25	112,683	112,031
			1,236,273	1,232,273
Trident Maritime Systems
A leading provider of turnkey marine vessel systems and solutions for government and commercial new ship construction as well as repair, refurbishment, and retrofit markets worldwide.
9.20% (2.00% PIK) Term Loan due 02/26/2027 (SOFR + 5.500%)	$3,330,324	02/26/21	3,322,015	2,880,730

Turnberry Solutions, Inc.
A provider of technology consulting services.
9.52% Term Loan due 03/02/2028 (SOFR + 5.750%)	$3,236,967	07/30/21	3,225,858	3,178,701

UHY LLP
A top 30 US CPA firm providing tax, audit and consulting advisory services primarily to middle market customers.
8.42% Term Loan due 11/21/2031 (SOFR + 4.750%) (G)	$4,047,259	11/22/24	2,265,829	2,298,447

Unosquare
A provider of outsourced digital engineering and software development services for the banking, financial services, insurance, life sciences, and high-tech industries.
8.42% Term Loan due 06/02/2031 (SOFR + 4.750%) (G)	$1,237,721	06/02/25	721,472	689,199
Limited Liability Company Unit (B)	31,314 uts.	06/02/25	31,314	20,508
			752,786	709,707
U.S. Legal Support, Inc.
A provider of court reporting, record retrieval and other legal supplemental services.
9.32% Term Loan due 06/01/2026 (SOFR + 5.500%)	$4,923,165	*	4,920,355	4,891,657
* 11/30/18 and 10/10/24
See Notes to Consolidated Financial Statements 30

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2026
(Unaudited)

Corporate Restricted Securities - 110.34%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.44%: (C)

VB Spine
A producer of implants and various devices used in fusion and non-fusion spinal surguries.
8.67% Secured Term Loan due 04/01/2030 (SOFR + 4.375%)	$3,247,769	04/01/25	$3,147,264	$3,143,840
Common Stock (B) (I)	53,737 shs.	03/31/25	—	—
			3,147,264	3,143,840
Vesta Foodservice
A specialty foodservice distributor on the West Coast with a focus on fresh produce, dairy, grocery/other and value-added produce.
8.19% Term Loan due 04/01/2033 (SOFR + 4.500%)	$3,157,422	03/31/26	3,125,848	3,125,848

VitalSource
A provider of digital fulfillment software for the higher education sector.
8.17% Term Loan due 06/03/2030 (SOFR + 4.500%)	$3,139,496	06/01/21	3,110,417	3,120,659
8.17% Incremental Term Loan due 06/03/2030 (SOFR + 4.500%) (G)	$215,070	04/21/25	149,613	150,074
Limited Liability Company Unit (B) (F)	3,837 uts.	06/01/21	38,367	117,177
			3,298,397	3,387,910
Warner Pacific Insurance Services
A wholesale insurance broker focused on employee benefits.
8.76% Term Loan due 12/27/2027 (SOFR + 5.000%) (G)	$2,715,914	08/01/23	1,859,545	1,879,432
8.80% Senior Term Loan due 12/27/2027 (SOFR + 5.000%)	$328,978	12/23/24	326,569	328,978
			2,186,114	2,208,410
Westminster Acquisition LLC
A manufacturer of premium, all-natural oyster cracker products sold under the Westminster and Olde Cape Cod brands.
Limited Liability Company Unit (B) (F)	751,212 uts.	08/03/15	751,212	—

Whitcraft Holdings, Inc.
A leading supplier of highly engineered components for commercial and military aircraft engines.
8.70% First Term Loan due 09/30/2031 (SOFR + 5.000%) (G)	$3,395,565	*	2,387,266	2,408,506
Limited Liability Company Unit (B)	8,412 uts.	02/15/23	84,116	187,862
* 02/15/23 and 09/30/25			2,471,382	2,596,368

Wilson Language Training
A leading provider of supplemental literacy curriculum and professional development products for the K-12 market, with a particular emphasis on early reading (K-3).
8.42% Term Loan due 04/19/2032 (SOFR + 4.750%) (G)	$1,252,669	04/17/25	984,737	908,062

See Notes to Consolidated Financial Statements 31

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2026
(Unaudited)

Corporate Restricted Securities - 110.34%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.44%: (C)

Woodland Foods, Inc.
A provider of specialty dry ingredients such as herbs & spices, rice & grains, mushrooms & truffles, chilies, and other ingredients to customers within the industrial, foodservice, and retail end-markets.
9.07% Term Loan due 12/29/2028 (SOFR + 5.250%) (G)	$2,444,238	12/01/21	$2,103,242	$2,095,499
9.07% Senior Term Loan due 12/29/2028 (SOFR + 5.250%)	$498,365	03/05/25	493,105	493,581
9.07% Incremental Term Loan due 12/29/2028 (SOFR + 5.250%)	$186,769	04/09/24	184,805	184,976
Limited Liability Company Unit (B) (F)	303 uts.	09/29/17	303,379	325,529
Limited Liability Company Unit Preferred (B) (F)	66 uts.	04/09/24	99,351	105,466
Preferred Stock (B) (F)	21 shs.	03/05/25	34,022	33,868
			3,217,904	3,238,919
World 50, Inc.
A provider of exclusive peer-to-peer networks for C-suite executives at leading corporations.
8.17% Term Loan due 03/22/2030 (SOFR + 4.500%) (G)	$3,433,407	03/22/24	3,217,629	3,263,079

Worldwide Electric Corporation
Develops, produces, and distributes electric motors, gear reducers, motor controls, generators, and frequency converters.
8.70% Term Loan due 10/03/2028 (SOFR + 5.000%) (G)	$1,942,578	10/03/22	1,673,853	1,681,504

Ziyad
An end-to-end importer, brand manager, value-added processor, and distributor of Middle Eastern and Mediterranean foods.
8.19% First Term Loan due 12/20/2032 (SOFR + 4.500%) (G)	$1,948,969	12/19/25	1,106,951	1,107,920
Limited Liability Company Unit (B) (F)	69 uts.	12/19/25	69,000	68,754
			1,175,951	1,176,674

Total Private Placement Investments (E)			$332,224,970	$351,690,639
See Notes to Consolidated Financial Statements 32

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2026
(Unaudited)

Corporate Restricted Securities - 104.81%: (A)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Rule 144A Securities - 7.90%: (H)

Bonds - 7.90%
Acadia Healthcare Company, Inc (J)	5.000	04/15/2029	$1,395,000	$1,348,079	$1,358,186
Bausch Health Companies Inc.	10.000	04/15/2032	1,000,000	1,029,346	1,023,844
Cable & Wireless Comm Limited	9.000	01/15/2033	1,000,000	1,036,351	1,010,160
Citrix	6.625	08/15/2033	4,000,000	3,964,480	3,556,300
Community Health Systems	5.250	05/15/2030	1,000,000	943,505	942,482
CSC Holdings LLC	5.000	11/15/2031	1,250,000	1,106,885	450,667
Digicel	8.625	08/01/2032	644,000	664,930	653,530
iHeartMedia	4.750	01/15/2028	1,250,000	1,162,780	1,124,317
Inmarsat Finance PLC	9.000	09/15/2029	1,060,000	1,059,542	1,113,572
LBM	9.500	06/15/2031	453,000	450,851	394,312
Liberty Cablevision of Puerto Rico (J)	6.750	10/15/2027	1,250,000	1,197,009	833,982
Mauser Packaging	9.250	04/15/2030	1,000,000	969,245	929,168
Mission Broadcasting Inc	6.500	09/15/2033	906,000	906,000	912,903
Nielsen	9.290	04/15/2029	1,373,000	1,355,196	1,376,814
Novolex Holdings, Inc	8.750	04/15/2030	1,000,000	991,246	933,074
Radiology Partners, Inc	9.781	02/15/2030	1,731,010	1,670,045	1,580,879
Shift4 Payments	6.750	08/15/2032	1,349,000	1,316,961	1,326,532
Staples	10.750	09/01/2029	1,500,000	1,467,641	1,387,229
Stonebriar Finance Holdings	8.125	12/15/2030	1,000,000	1,014,242	1,033,642
Terrier Media Buyer, Inc.	8.875	12/15/2027	825,000	812,766	713,351
Uniti Group	8.625	06/15/2032	1,500,000	1,509,958	1,525,950
Venture Global	4.125	08/15/2031	1,152,000	1,043,075	1,068,602
Wilsonart	11.000	08/15/2032	1,250,000	1,235,263	906,102
Zayo Group	9.250	03/09/2030	1,000,000	978,364	994,140
Total Bonds				29,233,760	27,149,738

Common Stock - 0.00%
TherOX, Inc. (B)			103 shs	—	—
Touchstone Health Partnership (B)			1,168 shs	—	—
Total Common Stock				—	—

Total Rule 144A Securities				$29,233,760	$27,149,738

Total Corporate Restricted Securities				$361,551,650	$378,999,932

See Notes to Consolidated Financial Statements 33

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2026
(Unaudited)

Corporate Public Securities - 6.18%: (A)	LIBOR Spread	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Bank Loans - 4.28%
AL GCX Fund VII	2.250	5.923	12/17/32	$1,234,568	$1,231,590	$1,233,407
Asurion	4.250	7.918	09/19/30	997,494	998,683	984,816
Bausch Health Companies Inc.	6.250	9.918	10/08/30	3,247,508	3,184,428	3,129,331
BMC Software	5.750	9.417	07/30/32	2,000,000	1,980,050	1,663,760
Cornerstone OnDemand	3.750	7.532	10/16/28	1,897,038	1,626,710	1,375,354
Electronic Arts	3.500	7.440	03/24/33	946,421	932,224	940,506
Fidelis	5.000	8.668	10/17/31	1,975,000	1,967,158	1,967,100
Imperial Dade	3.500	7.173	12/29/32	1,074,856	1,062,431	1,056,723
OneSky Flight, LLC	2.750	6.428	02/17/33	1,153,846	1,148,157	1,149,519
Prince	5.500	9.153	04/30/30	957,600	314,101	197,924
Versant Media Group	3.500	7.200	01/30/31	1,000,000	1,000,000	998,130
Total Bank Loans					15,445,532	14,696,570

Bonds - 1.90%
Cedar Fair	—	6.625	05/01/32	1,000,000	1,005,669	997,598
Jetblue Airways	—	9.875	09/20/31	1,250,000	1,324,003	1,181,323
Norwegian Cruise Line Holdings	—	6.250	09/15/33	1,000,000	992,732	970,338
OneMain Finance Corp	—	6.750	09/15/33	601,000	601,000	576,270
Perrigo	—	6.125	09/30/32	1,008,000	980,280	919,730
Sabre Global	—	11.125	06/15/29	2,000,000	1,970,607	1,872,083
Total Bonds					6,874,291	6,517,342

Common Stock - 0.00%
Chase Packaging Corporation (B)				9,541 shs	—	191
Total Common Stock					—	191

Total Corporate Public Securities					$22,319,823	$21,214,103

Total Investments		116.52%			$383,871,473	$400,214,035
Other Assets		7.00				24,036,707
Liabilities		(23.52)				(80,770,534)
Total Net Assets		100.00%				$343,480,208
(A)    In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B)    Non-income producing security.
(C)    Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
(D)    Defaulted security; interest not accrued.
(E)    Illiquid securities. As of March 31, 2026, the value of these securities amounted to $351,690,639 or 102.44% of net assets.
(F)    Held in CI Subsidiary Trust.
(G)    A portion of these securities contain unfunded commitments. As of March 31, 2026, total unfunded commitments amounted to $55,226,548 and had unrealized depreciation of $(24,853) or (0.01)% of net assets. See Note 7.
(H)    Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
(I)    Security received at zero cost through a restructuring of previously held debt or equity securities.
(J) Foreign security.
PIK - Payment-in-kind
SOFR - Secured Overnight Financing Rate
See Notes to Consolidated Financial Statements 34

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2026
(Unaudited)
Distributions of investments by country of risk. Percentage of assets are expressed by market value excluding cash and foreign currency as of March 31, 2026.

United States of America	99.5%
Individually less than 1%	0.5%
100.0%
See Notes to Consolidated Financial Statements 35

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2026
(Unaudited)

Industry Classification:	Fair Value/ Market Value

AEROSPACE & DEFENSE - 6.03%
Accurus Aerospace	$936,093
Applied Aerospace Structures Corp.	2,919,813
Bridger Aerospace	412,523
Compass Precision	5,531,972
CTS Engines	4,181,560
Mission Microwave	1,246,759
Trident Maritime Systems	2,880,730
Whitcraft Holdings, Inc.	2,596,368
20,705,818
AIRLINES - 2.03%
Aero Accessories	4,478,018
Echo Logistics	159,555
Jetblue Airways	1,181,323
OneSky Flight, LLC	1,149,519
6,968,415
AUTOMOTIVE - 3.61%
Aurora Parts & Accessories LLC (d.b.a Hoosier)	592,249
BBB Industries LLC - DBA (GC EOS Buyer Inc.)	872,686
EFC International	2,607,057
Omega Holdings	1,122,222
Onsite Dealer Solutions	905,585
Randy's Worldwide	653,542
Spatco	2,757,263
SVI International, Inc.	2,899,142
12,409,746

BROKERAGE, ASSET MANAGERS & EXCHANGES - 0.97%
The Caprock Group (aka TA/TCG Holdings, LLC)	2,035,901
The Hilb Group, LLC	1,306,809
3,342,710
BUILDING MATERIALS - 0.70%
LBM	394,312
Lockmasters Incorporated	1,095,977
Wilsonart	906,102
2,396,391

Industry Classification:	Fair Value/ Market Value

CABLE & SATELLITE - 0.99%
CSC Holdings LLC	$450,667
Inmarsat Finance PLC	1,113,572
Liberty Cablevision of Puerto Rico	833,982
Versant Media Group	998,130
3,396,351
CAPITAL GOODS - 0.63%
GME Supply	2,180,764

CHEMICALS - 1.81%
Americo Chemical Products	2,615,553
Goodyear Chemical	1,935,052
Polytex Holdings LLC	1,455,583
Prince	197,924
6,204,112

CONSUMER CYCLICAL SERVICES - 5.70%
CEC Entertainment Inc	681,972
Expert Institute Group	316,434
LYNX Franchising	4,765,462
Magnolia Wash Holdings (Express Wash Acquisition Company, LLC)	765,483
Mobile Pro Systems	2,488,820
ROI Solutions	2,101,605
Staples	1,387,229
Swoop	515,152
Team Air (Swifty Holdings LLC)	3,383,132
Turnberry Solutions, Inc.	3,178,701
19,583,990
CONSUMER INDUSTRIAL - 0.89%
Tapco	3,069,797

CONSUMER PRODUCTS - 1.93%
Handi Quilter Holding Company (Premier Needle Arts)	183,218
Ice House America	1,950,685
Perrigo	919,730
Renovation Brands (Renovation Parent Holdings, LLC)	1,944,868
Terrybear	1,636,553
6,635,054
CORPORATE INDUSTRIAL - 0.55%
Sabre Global	1,872,083

See Notes to Consolidated Financial Statements 36

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2026
(Unaudited)

Industry Classification:	Fair Value/ Market Value

DIVERSIFIED MANUFACTURING - 3.88%
Accelevation	$461,869
HTI Technology & Industries Inc.	1,566,984
MNS Engineers, Inc.	698,000
Process Insights Acquisition, Inc.	1,315,346
Safety Products Holdings, Inc.	4,047,986
Standard Elevator Systems	2,304,293
Tank Holding	1,236,679
Worldwide Electric Corporation	1,681,504
13,312,661
ELECTRIC - 2.66%
Cascade Services	2,837,027
Dwyer Instruments, Inc.	3,380,865
Franklin Energy	1,376,671
Pro Vision	1,529,453
9,124,016
ENVIRONMENTAL - 1.40%
ENTACT Environmental Services, Inc.	1,968,341
Northstar Recycling	2,837,780
4,806,121
FINANCIAL COMPANIES - 0.67%
Forge	688,704
OneMain Finance Corp	576,270
Stonebriar Finance Holdings	1,033,642
2,298,616
FINANCIAL OTHER - 3.31%
Bishop Street Underwriter	1,313,496
Coduet Royalty Holdings, LLC	220,662
Cogency Global	3,060,793
Ethos Risk Services	447,451
Fidelis	1,967,100
Merchant Industry	876,997
SRS Acquiom	1,185,810
UHY LLP	2,298,447
11,370,756
FOOD & BEVERAGE - 3.63%
California Custom Fruits & Flavors	679,974
PANOS Brands LLC	749,729
Sara Lee Frozen Foods	3,482,601
Vesta Foodservice	3,125,848
Woodland Foods, Inc.	3,238,919
Ziyad	1,176,674
12,453,745
HEALTHCARE - 9.07%
Acadia Healthcare Company, Inc	1,358,186
Cadence, Inc.	3,470,610

Industry Classification:	Fair Value/ Market Value

Cloudbreak	$4,343,107
Community Health Systems	942,482
Dane Street LLC	830,318
GCDL Holdings LLC	3,317,454
Heartland Veterinary Partners	5,322,366
HemaSource, Inc.	1,783,098
Home Care Assistance, LLC	1,502,936
Illumifin	835,138
Innovia Medical	916,275
Navia Benefit Solutions, Inc.	2,408,970
Parkview Dental Partners	1,795,631
Radiology Partners, Inc	1,580,879
Real Chemistry	753,358
31,160,808

HEALTH INSURANCE - 0.64%
Warner Pacific Insurance Services	2,208,410

INDUSTRIAL ENERGY MIDSTREAM - 0.67%
AL GCX Fund VII	1,233,407
Venture Global	1,068,602
2,302,009

INDUSTRIAL OTHER - 23.68%
Accredited Labs	190,962
American Roller Company	837,480
Application Bootcamp LLC	2,250,028
BKF Engineers	1,686,356
Caldwell & Gregory LLC	2,994,175
Coker	2,217,284
Concept Machine Tool Sales, LLC	1,146,033
Door & Window Guard Systems	893,434
Electric Equipment and Engineering	3,870,808
Gojo Industries	1,278,171
Guardian Fire Services	810,220
Imperial Dade	1,056,723
Kanawha Scales and Systems	898,466
LaunchPad Home Group	1,824,375
Madison IAQ Holdings II LLC	32,061,258
Media Recovery, Inc.	2,029,152
Momentum Group	1,209,335
MSI Express	1,086,433
ORS Nasco	1,188,383
Polara (VSC Polara LLC)	2,129,662
Proceed (fka Counsel Press)	2,161,711
See Notes to Consolidated Financial Statements 37

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2026
(Unaudited)

Industry Classification:	Fair Value/ Market Value

ProcessBarron (Process Equipment, Inc. / PB Holdings, LLC)	$1,391,174
RapidAir	662,619
SBP Holding LP	1,343,089
Stratus Unlimited	2,695,745
Tencarva Machinery Company	3,773,465
Tipco Technologies	1,232,273
VB Spine	3,143,840
World 50, Inc.	3,263,079
81,325,733
LEISURE - 0.57%
Cedar Fair	997,598
Norwegian Cruise Line Holdings	970,338
1,967,936
LOCAL AUTHORITY - 0.85%
LeadsOnline	2,932,934

MEDIA & ENTERTAINMENT - 6.58%
Advantage Software	59,941
ASC Communications, LLC (Becker's Healthcare)	3,095,356
BrightSign	3,176,681
DistroKid	4,323,792
iHeartMedia	1,124,317
Mission Broadcasting Inc	912,903
Music Reports, Inc.	2,749,931
RKD Group	2,802,802
Rock Labor	843,918
Screenvision Media	1,727,931
Terrier Media Buyer, Inc.	713,351
The Octave Music Group, Inc. (fka TouchTunes)	148,010
Wilson Language Training	908,062
22,586,995
PACKAGING - 2.38%
Brown Machine LLC	1,494,773
Buske Logistics Inc	695,849
Chase Packaging Corporation	191
Diversified Packaging	3,117,649
Five Star Holding, LLC	1,006,906
Mauser Packaging	929,168
Novolex Holdings, Inc	933,074
8,177,610
PHARMACEUTICALS - 1.21%
Bausch Health Companies Inc.	4,153,175

Industry Classification:	Fair Value/ Market Value

PROPERTY AND CASUALTY - 1.32%
Asurion	$984,816
Pearl Holding Group	3,558,056
4,542,872
TECHNOLOGY - 23.75%
ABC Legal Services	624,017
Automated Financial Systems	817,826
Becklar	2,157,117
Best Lawyers (Azalea Investment Holdings, LLC)	3,334,397
Bitly	3,337,475
BMC Software	1,663,760
CAi Software	1,288,142
Cash Flow Management	2,359,978
Citrix	3,556,300
CloudOne Digital Corp	1,615,367
CloudWave	3,550,445
Cognito Forms	3,240,904
Coherus Biosciences	594,457
Command Alkon	63,798
Comply365	1,312,044
Cornerstone OnDemand	1,375,354
DataServ	39,629
EFI Productivity Software	1,083,807
Electronic Arts	940,506
Follett School Solutions	3,041,994
HaystackID	1,594,659
Net at Work	2,693,480
Netrix	2,900,942
Newforma	1,579,569
Nielsen	1,376,814
ProfitOptics	2,961,225
Project Halo	1,571,998
Recovery Point Systems, Inc.	2,689,632
RPX Corp	4,382,122
Scaled Agile, Inc.	1,950,227
Shift4 Payments	1,326,532
Smartling, Inc.	2,334,633
smartShift Technologies	2,810,634
Sonicwall	564,723
Stackline	5,841,377
Unosquare	709,707
U.S. Legal Support, Inc.	4,891,657
VitalSource	3,387,910
81,565,158

See Notes to Consolidated Financial Statements 38

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2026
(Unaudited)

Industry Classification:	Fair Value/ Market Value

TELECOM - WIRELINE INTEGRATED & SERVICES - 0.29%
Cable & Wireless Comm Limited	$1,010,160

TRANSPORTATION SERVICES - 3.20%
AIT Worldwide Logistics, Inc.	300,742
Argus Logistics	1,126,853
FragilePAK	2,239,885
Milestone Chassis Company	1,696,970
Pegasus Transtech Corporation	3,318,093
RoadOne IntermodaLogistics	1,234,788
SEKO Worldwide, LLC	1,058,138
10,975,469

Industry Classification:	Fair Value/ Market Value

WIRELESS - 0.19%
Digicel	$653,530

WIRELINES - 0.73%
Uniti Group	1,525,950
Zayo Group	994,140
2,520,090

Total Investments - 116.52%
(Cost - $383,871,473)	$400,214,035

See Notes to Consolidated Financial Statements 39

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Barings Corporate Investors
(Unaudited)

1. History
Barings Corporate Investors (the “Trust”) commenced operations in 1971 as a Delaware corporation. Pursuant to an Agreement and Plan of Reorganization dated November 14, 1985, approved by shareholders, the Trust was reorganized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts, effective November 28, 1985.
The Trust is a diversified closed-end management investment company. Barings LLC (“Barings”), a subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), acts as its investment adviser. The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such direct placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.
In 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust (“CI Subsidiary Trust”) for the purpose of holding certain investments. The results of CI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the CI Subsidiary Trust. The effects of all internal transactions between the Trust and its wholly-owned subsidiary are eliminated in consolidation.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
The Trustees have determined that the Trust is an investment company in accordance with Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies, for the purpose of financial reporting.
A. Fair Value Measurements:
Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.
Determination of Fair Value
The net asset value (“NAV”) of the Trust’s shares is determined as of the close of business on the last business day of each quarter, as of the date of any distribution, and at such other times as Barings, as the Trust’s valuation designee under Rule 2a-5 of the 1940 Act, shall determine the fair value of the Trust’s investments, subject to the general oversight of the Board.
Barings has established a Pricing Committee which is responsible for setting the guidelines used in fair valuation and ensuring that those guidelines are being followed. Barings considers all relevant factors that are reasonably available, through either public information or information directly available to Barings, when determining the fair value of a security. Barings reports to the Board each quarter regarding the valuation of each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. The consolidated financial statements include private placement restricted securities valued at $351,690,639 (102.44% of net assets) and corporate public securities value at $3,166,620 (0.91% of net assets) as of March 31, 2026, the values of which have been estimated by Barings based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.
Independent Valuation Process
The fair value of bank loans and equity investments that are unsyndicated or for which market quotations are not readily available, including middle-market bank loans, will be submitted to an independent provider to perform an independent valuation on those bank loans and equity investments as of the end of each quarter. Such bank loans and equity investments will be held at cost until such time as they are sent to the valuation provider for an initial valuation subject to override by the Adviser should it determine that there have been material changes in interest rates and/or the credit quality of the issuer. The independent valuation provider applies various methods (synthetic rating analysis, discounting cash flows, and re-underwriting analysis) to establish the rate of return a market

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)
participant would require (the “discount rate”) as of the valuation date, given market conditions, prevailing lending standards and the perceived credit quality of the issuer. Future expected cash flows for each investment are discounted back to present value using these discount rates in the discounted cash flow analysis. A range of value will be provided by the valuation provider and the Adviser will determine the point within that range that it will use in making valuation determinations. The Adviser will use its internal valuation model as a comparison point to validate the price range provided by the valuation provider. If the Advisers’ Pricing Committee disagrees with the price range provided, it may make a fair value determination that is outside of the range provided by the independent valuation provider, such determination to be reported to the Trustees in the Adviser’s quarterly reporting to the Board. In certain instances, the Trust may determine that it is not cost-effective, and as a result is not in the shareholders’ best interests, to request the independent valuation firm to perform the Procedures on certain investments. Such instances include, but are not limited to, situations where the fair value of the investment in the portfolio company is determined to be insignificant relative to the total investment portfolio.
Following is a description of valuation methodologies used for assets recorded at fair value:
Corporate Public Securities at Fair Value – Bank Loans, Corporate Bonds, Preferred Stocks and Common Stocks
The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At March 31, 2026, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.
Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust’s pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.
The Trust’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust’s valuation policies and procedures approved by the Trustees.
Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.
At least annually, Barings conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors’ pricing process are deemed to be market observable as defined in the standard. While Barings is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The reviews also include an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Barings believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.
Corporate Restricted Securities at Fair Value – Bank Loans, Corporate Bonds
The fair value of certain notes is generally determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Increases/(decreases) in the discount rate would result in a (decrease)/increase to the notes’ fair value.
The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.
Corporate Restricted Securities at Fair Value – Common Stock, Preferred Stock and Partnerships & LLC’s
The fair value of equity securities is generally determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company’s outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt, to senior and junior subordinated debt, to preferred stock, then finally common stock.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)
To estimate a company’s enterprise value, the company’s trailing twelve months earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) or the company's trailing twelve month revenue is multiplied by a valuation multiple.
The Adjusted EBITDA or revenue valuation multiple is the primary significant unobservable input. Increases/ (decreases) to the company’s EBITDA or revenue would result in increases/ (decreases) to the equity value.
Short-Term Securities
Short-term securities with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities, of sufficient credit quality, having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.
New Accounting Pronouncements
In November 2023, the FASB issued Accounting Standards Update, 2023-07, Segment Reporting (Topic 280) (“ASU 2023-07”), which applies to all entities that are required to report segment information in accordance with Topic 280, Segment Reporting. The amendments in ASU 2023-07 improve reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses. The effective dates for the amendments in ASU 2023-07 are for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. The Trust adopted the aforementioned guidance and it did not have a material impact on the Fund’s consolidated financial statements. See “Segments” below for disclosure.
In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures. The ASU requires the annual financial statements to include income taxes paid disaggregated by jurisdiction. The effective date for the amendments in ASU 2023-09 are for fiscal years beginning after December 15, 2025. Adoption is either with a prospective method or a fully retrospective method of transition. Early adoption is permitted. The Trust adopted the aforementioned guidance and it did not have a material impact on the Trust’s consolidated financial statements.
Segments
The Trust makes investments in securities of issuers that operate in various industries. The Trust represents a single reporting segment, where performance is measured against its single investment objective as described in Note 1. The segment generates revenues through debt investments, and on a limited basis, may acquire equity investments in portfolio companies. The accounting policies of the single segment is the same as those described in “Significant Accounting Policies.” The Trust has identified the President and Chief Financial Officer as the chief operating decision makers (“CODM”), who evaluate the performance of the single segment. The CODM uses segment net investment income before taxes and net increase in net assets resulting from operations to determine the capital allocation of the Trust, the dividend policy, and the Trust’s investment strategy, which is outlined in Note 1. As the Trust operates as a single reportable segment, the segment assets are presented on the accompanying Consolidated Statement of Assets and Liabilities as “total assets” and the net investment income before taxes, significant segment expenses and net increase in net assets resulting from operations are presented on the accompanying Consolidated Statements of Operations.

Fair Value Hierarchy
The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:
Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)
The following table summarizes the levels in the fair value hierarchy into which the Trust’s financial instruments are categorized as of March 31, 2026.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)
The fair values of the Trust’s investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of March 31, 2026 are as follows:

Assets:	Total	Level 1	Level 2	Level 3
Corporate Restricted Securities
Private Placement Investments
Corporate Bonds	$1,455,583	$—	$—	$1,455,583
Bank Loans	297,513,410	—	564,723	296,948,687
Common Stock	7,367,828	—	—	7,367,828
Preferred Stock	1,345,238	—	—	1,345,238
Partnerships and LLCs	44,168,135	—	—	44,168,135
Rule 144A Securities
Corporate Bonds	27,149,738	—	27,149,738	—
Common Stock	—	—	—	—
Corporate Public Securities
Bank Loans	14,696,570	—	11,579,950	3,116,620
Corporate Bonds	6,517,342	—	6,517,342	—
Common Stock	191	191	—	—
Total	$400,214,035	$191	$45,811,753	$354,402,091
See information disaggregated by issuer, security type, and industry classification in the Consolidated Schedule of Investments.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)
Quantitative Information about Level 3 Fair Value Measurements
The following table represents quantitative information about Level 3 fair value measurements as of March 31, 2026.

	Fair Value	Valuation Model	Level 3 Inputs	Range of Inputs	Weighted Average*	Impact to Valuation from an Increase in Input
Corporate Restricted Securities
Private Placement Investments
Corporate Bonds	$1,455,583	Market Approach	Revenue Multiple	0.2x	0.2x	Increase

Bank Loans	248,952,096	Yield Analysis	Market Yield	7.8% - 23.7%	10.4%	Decrease
	12,010,203	Market Approach	Adjusted EBITDA Multiple	5.8x - 11.7x	7.8x	Increase
	35,986,388	Recent Transaction	Transaction Price	98.0% - 99.5%	98.9%	Increase

Common Stock	220,662	Yield Analysis	Market Yield	29.0%	29.0%	Decrease
	6,942,478	Market Approach	Adjusted EBITDA Multiple	6.0x - 16.8x	9.2x	Increase
	126,928	Market Approach	Revenue Multiple	6.5x	6.5x	Increase
	77,760	Recent Transaction	Transaction Price	$1.00 - $1,000.00	848.92	Increase

Preferred Stock	412,523	Yield Analysis	Market Yield	12.1%	12.1%	Decrease
	932,715	Market Approach	Adjusted EBITDA Multiple	10.8x - 13.5x	12.0x	Increase

Partnerships and LLCs	44,168,135	Market Approach	Adjusted EBITDA Multiple	0.3x - 22.5x	13.5x	Increase
	—	Market Approach	Revenue Multiple	0.2x	0.2x	Increase

Corporate Public Securities
Bank Loans	1,967,100	Yield Analysis	Market Yield	9.3%	9.3%	Decrease
Certain of the Trust’s Level 3 equity securities investments may be valued using unadjusted inputs that have not been internally developed by the Trust. As a result, fair value of assets of $1,149,520 have been excluded from the preceding table.

*    The weighted averages disclosed in the table above were weighted by relative fair value

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:	Beginning balance at 12/31/2025	Included in earnings	Purchases	Sales	Prepayments	Transfers into Level 3*	Transfers out of Level 3*	Ending balance at 03/31/2026
Corporate Restricted Securities
Private Placement Investments
Corporate Bonds	$1,523,510	$(67,927)	$—	$—	$—	$—	$—	$1,455,583
Bank Loans	294,209,646	(3,133,082)	20,597,587	(2,143,307)	(12,582,157)	—	—	296,948,687
Common Stock	7,481,470	(207,443)	388,871	(295,070)	—	—	—	7,367,828
Preferred Stock	1,618,430	105,373	—	(378,565)	—	—	—	1,345,238
Partnerships and LLCs	43,074,411	1,667,966	1,880	(576,122)	—	—	—	44,168,135
Corporate Public Securities
Bank Loans	3,451,660	1,661	1,148,078	—	(1,484,779)	—	—	3,116,620
	$351,359,127	$(1,633,452)	$22,136,416	$(3,393,064)	$(14,066,936)	$—	$—	$354,402,091
* For the three months ended March 31, 2026, there were no transfers into or out of Level 3.
OID Amortization, Gains and Losses on Level 3 assets included in Net Increase in Net Assets resulting from Operations for the period are presented in the following accounts on the Statement of Operations:

	Net Increase / (Decrease) in Net Assets Resulting from Operations	Change in Unrealized Appreciation / (Depreciation) in Net Assets from assets still held
Interest - OID Amortization	$238,324	$—
Net realized gain (loss) on investments before taxes	(1,092,896)	—
Net change in unrealized appreciation (depreciation) of investments before taxes	(778,880)	(1,209,288.00)
B. Accounting for Investments:
Investment Income
Investment transactions are accounted for on the trade date. Interest income, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when interest and/or principal payments on a loan become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on non-accrual status and will cease recognizing interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. As of March 31, 2026, the fair value of the Trust’s non-accrual assets was $5,396,429, or 1.3% of the total fair value of the Trust’s portfolio, and the cost of the Trust’s non-accrual assets was $7,368,569, or 1.9% of the total cost of the Trust’s portfolio.
Payment-in-Kind Interest
The Trust currently holds, and expects to hold in the future, some investments in its portfolio that contain Payment-in-Kind (“PIK”) interest provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the investment, rather than being paid to the Trust in cash, and is recorded as interest income. Thus, the actual collection of PIK interest may be deferred until the time of debt principal repayment. PIK interest, which is a non-cash source of income at the time of recognition, is included in the Trust’s taxable income and therefore affects the amount the Trust is required to distribute to its stockholders to maintain its qualification as a “regulated investment company” for federal income tax purposes, even though the Trust has not yet collected the cash. Generally, when current cash interest and/or principal payments on an investment become past due, or if

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)
the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on PIK non-accrual status and will cease recognizing PIK interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any accrued and uncollected PIK interest when it is determined that the PIK interest is no longer collectible. As of March 31, 2026, the Trust held no PIK non-accrual assets.
Fee and Other Income
Origination, facility, commitment, consent and other advance fees received in connection with loan agreements (“Loan Origination Fees”) are recorded as deferred income and recognized as investment income over the term of the loan. Upon prepayment of a loan, any unamortized Loan Origination Fees are recorded as investment income. In the general course of its business, the Trust receives certain fees from portfolio companies, which are non-recurring in nature. Such fees include loan prepayment penalties, structuring fees and covenant waiver fees and amendment fees, and are recorded as investment income when earned. Other income includes royalty income received in connection with revenue participation rights which is recorded on an accrual basis in accordance with revenue participation right agreements and recognized as investment income over the term of the rights.
Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments
Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.
C. Use of Estimates:
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities including the fair value of investments and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
D. Federal Income Taxes:
The Trust has elected to be taxed as a “regulated investment company” under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that the Trustees either designate the net realized long-term gains as undistributed and pay the Federal capital gains taxes thereon or distribute all or a portion of such net gains.
The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust’s pro rata share of income allocable to the Trust by a partnership operating company. The Trust’s violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The CI Subsidiary Trust (described in Footnote 1 above) was formed in order to allow investment in such securities without adversely affecting the Trust’s status as a regulated investment company.
The CI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the CI Subsidiary Trust, all of the CI Subsidiary Trust’s taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. As of March 31, 2026, the CI Subsidiary Trust has incurred income tax expense of $42,232.
Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of March 31, 2026, the CI Subsidiary Trust has a deferred tax liability of $60,496.
E. Distributions to Shareholders:
The Trust records distributions to shareholders from distributable earnings, if any, on the ex-dividend date. The Trust’s dividend is declared four times per year. The Trust’s net realized capital gain distribution, if any, is declared in December.
3. Investment Services Contract

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)
A. Services:
Under an Investment Services Contract (the “Contract”) with the Trust, Barings agrees to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Barings represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust’s investments. Under the Contract, Barings also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.
B. Fee:
For its services under the Contract, Barings is paid a quarterly investment advisory fee of 0.3125% of the net asset value of the Trust as of the last business day of each fiscal quarter, which is approximately equal to 1.25% annually. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Barings, approve the valuation of the Trust’s net assets as of such day.
4. Borrowings
The Trust had the following borrowings outstanding as of March 31, 2026:

Borrowings	Issuance Date	Maturity Date	Interest rate as of March 31, 2026	December 31, 2025
Senior Fixed Rate Convertible Note	November 15, 2017	November 15, 2027	3.530%	$30,000,000
Floating Rate Loan	November 25, 2025	November 25, 2030	5.676%	45,000,000
Credit Facility	December 13, 2023	December 13, 2028	—%	—
				$75,000,000
Senior Secured Indebtedness
MassMutual holds the Trust’s $30,000,000 Senior Fixed Rate Convertible Note (the “Note”) issued by the Trust on November 15, 2017. The Note is due November 15, 2027 and accrues interest at 3.53% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the three months ended March 31, 2026 the Trust incurred total interest expense on the Note of $264,750.
The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus a Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.
Floating Rate Loan
On November 25, 2025 (the “Effective Date”), MassMutual provided to the Trust, a five-year $45,000,000 floating rate loan (the "Loan"). The Loan is due on November 25, 2030 and bears interest at the rate of SOFR plus 2.00%. Deferred financing fees in the amount of $265,483 have been netted against the Loan balance as presented on the Consolidated Statement of Assets & Liabilities at carrying value.
The average principal balance and interest rate for the period during which the Loan was utilized three months ended March 31, 2026, were approximately $45,000,000 and 5.80%, respectively. For the three months ended March 31, 2026, the Trust incurred total interest expense on the Loan of $652,246.

Credit Facility
On July 22, 2021 (the “Effective Date”), MassMutual provided to the Trust, a five-year $30,000,000 committed revolving credit facility. Borrowings under the revolving credit facility bear interest, at the rate of LIBOR plus 2.25%. The Trust will also be responsible for paying a commitment fee of 0.50% on the unused amount. On December 13, 2023, the Trust amended the credit agreement with MassMutual to increase the aggregate commitment amount by $15,000,000 to a total aggregate commitment amount of $45,000,000, extend the maturity date to December 13, 2028, and set the interest accrual to a rate of SOFR plus 2.20% on the

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)
outstanding borrowings. Deferred financing fees in the amount of $144,011 are presented on the Consolidated Statement of Assets & Liabilities.
For the three months ended March 31, 2026, the Trust had no outstanding borrowings on the credit facility.
The aggregate average principal balance and interest rate of the Trust's borrowings (inclusive of the Note, Loan and credit facility) three months ended March 31, 2026, was approximately $75,000,000 and 4.89%, respectively. As of March 31, 2026, the aggregate principal balance of the Trust's borrowings was $75,000,000 at an average interest rate of 4.82%. For the three months ended March 31, 2026, the Trust incurred total interest expense of $916,996.
5. Purchases and Sales of Investments

	For the three months ended 03/31/2026
	Cost of Investments Acquired	Sales or Maturities
Corporate restricted securities	$30,259,812	$22,033,330
Corporate public securities	4,627,694	2,235,035
6. Risks
Investment Risks
In the normal course of its business, the Trust trades various financial instruments and enters into certain investment activities with investment risks. These risks include:
Below Investment Grade (high yield/junk bond) Instruments Risk
Below investment grade securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations. Below investment grade debt instruments are considered to be predominantly speculative investments. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Below investment grade debt instruments are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the financial markets generally and less secondary market liquidity. The prices of below investment grade debt instruments may be affected by legislative and regulatory developments. Because below investment grade debt instruments are difficult to value and are more likely to be fair valued, particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried on the books of the Trust.
The Trust may invest in bonds and loans of corporate issuers that are, at the time of purchase, rated below investment grade by at least one credit rating agency or unrated but determined by Barings to be of comparable quality. The Trust may also invest in other below investment grade debt obligations. Barings consider both credit risk and market risk in making investment decisions for the Trust. If a default occurs with respect to any below investment grade debt instruments and the Trust sells or otherwise disposes of its exposure to such instruments, it is likely that the proceeds would be less than the unpaid principal and interest. Even if such instruments are held to maturity, recovery by the Trust of its initial investment and any anticipated income or appreciation would be uncertain and may not occur. Market trading volume for high yield instruments is generally lower and the secondary market for such instruments could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer.
Borrowing and Leverage Risk
The Trust may borrow, subject to certain limitations, to fund redemptions, post collateral for hedges or to purchase loans, bonds and structured products prior to settlement of pending sale transactions. Any such borrowings, as well as transactions such as when-issued, delayed-delivery, forward commitment purchases and loans of portfolio securities, can result in leverage. The use of leverage involves special risks, and makes the net asset value of the Trust and the yield to shareholders more volatile. There can be no assurance that the Trust’s leveraging strategies would be successful. In addition, the counterparties to the Trust’s leveraging transactions will have priority of payment over the Trust’s shareholders.
Credit Risk

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)
Credit risk is the risk that one or more debt obligations in the Trust’s portfolio will decline in price, or fail to pay dividends, interest or principal when due because the issuer of the obligation experiences an actual or perceived decline in its financial status. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated instruments. They do not, however, evaluate the market value risk of below investment grade debt instruments and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the instruments. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in below investment grade and comparable unrated obligations will be more dependent on Barings’s credit analysis than would be the case with investments in investment grade instruments. Barings employ their own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, sensitivity to economic conditions, operating history and current earnings trends.
One or more debt obligations in the Trust’s portfolio may decline in price, or fail to pay dividends, interest or principal when due because the issuer of the obligation experiences an actual or perceived decline in its financial status or due to changes in the specific or general market, economic, industry, political, regulatory, public health or other conditions.
Cybersecurity Risk
A cyber incident is considered to be any adverse event that threatens the confidentiality, integrity or availability of the information resources of us, Barings or our portfolio investments. These incidents may be an intentional attack or an unintentional event and could involve gaining unauthorized access to our or Barings’ information systems or those of our portfolio investments for purposes of misappropriating assets, stealing confidential information, corrupting data or causing operational disruption. Barings’ employees may be the target of fraudulent calls, emails and other forms of activities. The result of these incidents may include disrupted operations, misstated or unreliable financial data, liability for stolen assets or information, increased cybersecurity protection and insurance costs, litigation and damage to business relationships. The Trust’s business operations rely upon secure information technology systems for data processing, storage, and reporting. The Trust depends on the effectiveness of the information and cybersecurity policies, procedures, and capabilities maintained by its affiliates and their respective third-party service providers to protect their computer and telecommunications systems and the data that reside on or are transmitted through them.
Substantial costs may be incurred in order to prevent any cyber incidents in the future. The costs related to cyber or other security threats or disruptions may not be fully insured or indemnified by other means. As the Trust’s and our portfolio investments’ reliance on technology has increased, so have the risks posed to the Trust’s information systems, both internal and those provided by Barings and third-party service providers, and the information systems of the Trust’s portfolio investments. Barings has implemented processes, procedures and internal controls to help mitigate cybersecurity risks and cyber intrusions, but these measures, as well as the Trust’s increased awareness of the nature and extent of a risk of a cyber incident, do not guarantee that a cyber incident will not occur and/or that the Trust’s financial results, operations or confidential information will not be negatively impacted by such an incident. In addition, cybersecurity continues to be a key priority for regulators around the world, and some jurisdictions have enacted laws requiring companies to notify individuals or the general investing public of data security breaches involving certain types of personal data, including the SEC, which, on July 26, 2023, adopted amendments requiring the prompt public disclosure of certain cybersecurity breaches. If the Trust fails to comply with the relevant laws and regulations, the Trust could suffer financial losses, a disruption of the Trust’s business, liability to investors, regulatory intervention or reputational damage.
Defaults by Portfolio Investments
A portfolio investment’s failure to satisfy financial or operating covenants imposed by the Trust or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio investment’s ability to meet its obligations under the debt or equity securities that the Trust holds. The Trust may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio investment.
Duration Risk
The Trust may invest in investments of any duration or maturity. Although stated in years, duration is not simply a measure of time. Duration measures the time-weighted expected cash flows of a security, which can determine the security’s sensitivity to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen the Trust’s duration. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)
Inflation Risk
Certain of the Trust’s portfolio investments are in industries that could be impacted by inflation. If such portfolio investments are unable to pass any increases in their costs of operations along to their customers, it could adversely affect their operating results and impact their ability to pay interest and principal on the Trust’s loans, particularly if interest rates rise in response to inflation. In addition, any projected future decreases in the Trust’s portfolio investments’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of the Trust’s portfolio investments could result in future realized or unrealized losses and therefore reduce the Trust’s net assets resulting from operations.
Liquidity Risk
The Trust may, subject to certain limitations, invest in illiquid securities (i.e., securities that cannot be disposed of in current market conditions in seven calendar days or less without the disposition significantly changing the market value of the security). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Some securities may be subject to restrictions on resale. Illiquid securities may be difficult to value. Also, the Trust may not be able to dispose of illiquid securities at a favorable time or price when desired, and the Trust may suffer a loss if forced to sell such securities for cash needs. Below investment grade loans and other debt securities tend to be less liquid than higher-rated securities.
Loan Risk
The loans in which the Trust may invest are subject to a number of risks. Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Trust, a reduction in the value of the investment and a potential decrease in the net asset value of the Trust. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Trust could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Loan participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Loans are not as easily purchased or sold as publicly traded securities and there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent.
These factors may have an adverse effect on the market price of the loan and the Trust’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Trust to obtain precise valuations of the high yield loans in its portfolio. The settlement period (the period between the execution of the trade and the delivery of cash to the purchaser) for some loan transactions may be significantly longer than the settlement period for other investments, and in some cases longer than seven days. It is possible that sale proceeds from loan transactions will not be available to meet redemption obligations, in which case the Trust may be required to utilize cash balances or, if necessary, sell its more liquid investments or investments with shorter settlement periods. Some loans may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as the Trust, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.
Management Risk
The Trust is subject to management risk because it is an actively managed portfolio. Barings apply investment techniques and risk analyses in making investment decisions for the Trust, but there can be no guarantee that such techniques and analyses will produce the desired results.
Market Risk
The value of the Trust’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health and other conditions, as well as investor perceptions of these conditions. Such conditions may include, but are not limited to, war, terrorism, natural and environmental disasters and epidemics or pandemics (including the recent coronavirus pandemic), which may be highly disruptive to economies and markets. Such conditions may also adversely affect the liquidity of the Trust’s securities. The Trust is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Prepayment and Extension Risk
Prepayment and extension risk is the risk that a loan, bond or other investment might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with mortgage-backed and other asset-backed securities and floating rate loans. If the investment is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)
spreads, the Trust may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Trust. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases and the maturity of the investment may extend. The Trust may be unable to capitalize on securities with higher interest rates or wider spreads because the Trust’s investments are locked in at a lower rate for a longer period of time.
Valuation Risk
Under the 1940 Act, the Trust is required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined in good faith by the Board of Trustees. The Board has designated Barings as valuation designee to perform the Trust’s fair value determinations relating to the value of our assets for which market quotations are not readily available.
Typically there is not a public market for the securities in which we have invested and will generally continue to invest. Barings conducts the valuation of such investments, upon which the Trust’s net asset value is primarily based, in accordance with its valuation policy, as well as established and documented processes and methodologies for determining the fair values of investments on a recurring basis in accordance with the 1940 Act and ASC Topic 820. The Trust’s current valuation policy and processes were established by Barings and have been approved by the Board. The Adviser has established a pricing committee that is, subject to the oversight of the Board, responsible for the approval, implementation and oversight of the processes and methodologies that relate to the pricing and valuation of assets held by the Trust. Barings uses independent third-party providers to price the portfolio, but in the event an acceptable price cannot be obtained from an approved external source, Barings will utilize alternative methods in accordance with internal pricing procedures established by Barings’ pricing committee.
The determination of fair value and consequently, the amount of unrealized appreciation and depreciation in the Trust’s portfolio, is to a certain degree subjective and dependent on the judgment of Barings. Certain factors that may be considered in determining the fair value of the Trust’s investments include the nature and realizable value of any collateral, the portfolio investment’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio investment does business, comparison to comparable publicly-traded companies, discounted cash flows and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, Barings’ determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, Barings’ fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that the Trust may ultimately realize upon the sale or disposition of one or more of its investments. As a result, investors purchasing the Trust’s securities based on an overstated net asset value would pay a higher price than the value of the Trust’s investments might warrant. Conversely, investors selling shares during a period in which the net asset value understates the value of our investments will receive a lower price for their shares than the value of the Trust’s investments might warrant.
7. Commitments and Contingencies
During the normal course of business, the Trust may enter into contracts and agreements that contain a variety of representations and warranties. The exposure, if any, to the Trust under these arrangements is unknown as this would involve future claims that may or may not be made against the Trust and which have not yet occurred. The Trust has no history of prior claims related to such contracts and agreements.

At March 31, 2026, the Trust had the following unfunded commitments:

Delayed Draw Term Loans	Unfunded Amount	Unfunded Value
ABC Legal Services Inc	$190,046	$190,273
Accelevation	45,980	46,526
Accredited Labs	1,260,375	1,261,128
American Roller Company LLC	258,295	258,455
Argus Logistics	1,171,441	1,177,919
Automated Financial Systems	1,619,695	1,621,141
Bishop Street Underwriter	897,500	897,346
BKF Engineers	495,576	495,576
BUSKE LOGISTICS INC	193,347	193,483
Caldwell & Gregory LLC	87,500	87,827

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)

Delayed Draw Term Loans	Unfunded Amount	Unfunded Value
California Custom	$132,419	$133,334
Cash Flow Management / Kinective	39,949	39,981
Coker	250,471	249,193
CTS Engines LLC	463,990	463,990
Dane Street LLC	376,902	376,902
EFI Productivity Software	584,573	587,154
Ethos risk services	121,641	121,580
Expert Institute	319,631	322,334
Global Point Technology Group	204,545	201,085
GME Supply	350,767	351,166
Guardian Fire Services	531,022	531,355
HaystackID	315,073	315,077
HemaSource, Inc.	1,242,013	1,253,014
Ice House America	326,433	316,900
Kanawha Scales & Systems	813,559	814,172
LaunchPad Home Group	1,254,400	1,256,444
Lockmasters Incorporated	243,043	243,059
Merchant Industry	286,187	286,500
MSI Express	277,547	277,719
Navia Benefit Solutions Inc	717,991	718,310
Net at Work	506,439	511,787
New CAi	344,774	344,109
Onsite Dealer Solutions	2,195,398	2,197,276
Proceed	850,580	850,580
Project Halo	245,935	246,610
Randy's Worldwide	896,161	896,484
Rapidair Compressed Air Products	339,294	340,768
Real Chemistry	85,524	85,417
RKD GROUP	383,832	384,431
ROI Solutions	417,371	414,559
SBP Holdings (Singer Industrial)	790,544	791,738
SEKO Worldwide, LLC	40,674	40,674
Smartling, Inc.	696,701	697,413
SPATCO	278,986	280,538
Stratus Unlimited	632,381	617,278
Swoop	363,636	364,419
TAPCO	1,161,799	1,161,799
Tencarva Machinery Company	465,157	465,109
The Caprock Group	1,086,223	1,086,772
The Forge Companies	1,011,313	1,011,071
The Hilb Group, LLC	162,684	163,119
Tipco Technologies	134,031	133,652
UHY LLP	1,516,482	1,528,703
Unosquare	336,898	328,114
VitalSource	63,706	63,842
Warner Pacific Insurance Services	836,482	842,884
Whitcraft LLC	608,189	608,781

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)

Delayed Draw Term Loans	Unfunded Amount	Unfunded Value
Wilson Language Training	$70,149	$65,855
Ziyad	597,911	598,208
	$32,191,165	$32,210,933

Revolvers	Unfunded Amount	Unfunded Value
ABC Legal Services Inc	$173,300	$173,508
Accelevation	72,825	73,691
Accurus Aerospace International UK Buyer	106,717	106,826
Aero Accessories	408,962	408,926
American Roller Company LLC	187,278	187,394
Americo Chemical Products	249,559	249,761
Applied Aerospace & Defense	163,680	163,781
Argus Logistics	140,391	141,167
ASC Communications, LLC (Becker's Healthcare)	45,328	45,283
Automated Financial Systems	372,093	372,426
Becklar	213,234	213,597
Best Lawyers (Azalea Investment Holdings, LLC)	224,359	225,603
Bitly Inc	132,075	132,164
BKF Engineers	638,651	639,383
BrightSign	69,810	69,989
BUSKE LOGISTICS INC	122,402	122,489
Caldwell & Gregory LLC	350,000	351,310
California Custom	114,154	114,943
Cascade Services	52,941	49,955
Cash Flow Management / Kinective (OSP Hamilton Purchaser, LLC)	150,744	150,762
Cloudbreak	303,323	293,565
CloudOne	360,976	361,458
Cogency Global	165,304	165,508
Cognito Forms	191,781	193,281
Coker (d/b/a Acuvance)	122,931	122,303
Comply365	80,487	80,882
Dane Street LLC	200,669	200,669
DAWGS Door and Window Guard Systems Inc	223,611	224,576
EFI Productivity Software (eProductivity Software (EPS))	143,715	144,111
Ethos risk services	47,462	47,438
Expert Institute	171,853	173,306
Franklin Energy	125,117	119,654
Global Point Technology Group (p/k/a Trident Motion Technologies)	81,818	80,434
GME Supply	227,807	228,066
GCDL Holdings LLC	378,378	379,415
Guardian Fire Services	305,254	305,446
HaystackID	173,798	173,800
HemaSource, Inc.	404,245	409,995
Ice House America	28,829	27,981
Innovia Medical	72,386	72,497
Kanawha Scales & Systems	268,475	268,676
LaunchPad Home Group	420,000	420,684

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)

Revolvers	Unfunded Amount	Unfunded Value
LeadsOnline - Weatherby Parent Holdings LLC	$455,531	$455,897
Lockmasters Incorporated	104,273	104,121
Magnolia Wash Holdings (Express Wash Acquisition Company, LLC)	48,232	45,838
Media Recovery, Inc. (aka SpotSee)	587,774	594,382
Merchant Industry	115,930	116,057
Mission Microwave	199,468	197,084
Momentum Group	110,770	110,655
MSI Express	86,384	86,315
Navia Benefit Solutions Inc	340,839	340,990
Net at Work	265,152	267,955
Netrix	514,759	510,620
New CAi (Durare Bidco, LLC)	345,083	344,418
Newforma	98,894	91,377
Northstar Recycling	430,915	435,090
Omega Holdings	126,223	127,063
Onsite Dealer Solutions	277,898	278,136
ORS NASCO	138,249	138,249
Proceed (fka Counsel Press)	96,749	96,749
ProfitOptics	592,303	586,835
Project Halo	166,667	167,124
Pro-Vision	397,301	400,954
Randy's Worldwide (RWA Holding Company (GB King Holdings LP))	44,289	44,566
Rapidair Compressed Air Products	169,647	170,384
Real Chemistry	157,718	157,861
RKD GROUP	264,849	265,262
RoadOne IntermodaLogistics	21,940	21,616
Rock Labor	120,095	122,168
ROI Solutions	373,577	371,055
RPX Corp	504,083	504,959
SBP Holdings (Singer Industrial)	325,006	326,390
Screenvision	104,928	104,924
Smartling, Inc.	431,216	431,656
smartShift Technologies	348,687	353,650
SPATCO	415,914	418,227
SRS Acquiom	221,491	221,413
Standard Elevator Systems (dba Hyperion Solutions)	201,695	151,887
SVI International, Inc.	222,772	225,685
Swoop	121,212	121,734
Synapse ITS (fka Polara / VSC Polara LLC)	423,711	426,285
Tank Holding Corp	43,636	40,035
TAPCO	408,072	408,218
Tencarva Machinery Company	660,327	657,977
The Caprock Group (aka TA/TCG Holdings, LLC)	391,899	391,683
The Forge Companies	202,263	202,214
The Hilb Group, LLC	131,020	131,370
Tipco Technologies	41,699	41,582
Top Tier Admissions	744,681	750,952

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)

Revolvers	Unfunded Amount	Unfunded Value
UHY LLP	$232,330	$234,202
Unosquare	163,353	159,094
Whitcraft LLC (PPW Aero Buyer)	403,441	406,285
Wilson Language Training	184,266	172,987
Woodland Foods, Inc.	325,276	324,307
World 50, Inc.	170,327	172,582
Worldwide Electric Corporation	248,447	249,426
Ziyad	225,402	225,514
	$23,035,383	$22,990,762

Total Unfunded Commitments	$55,226,548	$55,201,695
As of March 31, 2026, unfunded commitments had unrealized depreciation of $(24,853) or (0.01)% of net assets.
8. Subsequent Events
The Trust has evaluated the possibility of subsequent events after the balance sheet date of March 31, 2026, through the date that the financial statements are issued. The Trust has determined that there are no material events that would require recognition or disclosure in this report through this date, except as provided below.
On April 15, 2026, Madison Air Solutions Corporation completed an initial public offering and began trading on the NYSE (ticker MAIR). In connection with the initial public offering, the Trust exchanged its units of Madison IAQ Holdings II LLC for unregistered common shares of Madison Air Solutions Corporation. The shares are subject to a six-month lock-up period through October 15, 2026.

9. Quarterly Results of Investment Operations (unaudited)

	March 31, 2026
	Amount	Per Share
Investment income	$8,601,289
Net investment income (net of taxes)	6,152,365	$0.30
Net realized and unrealized loss on investments (net of taxes)	(4,527,445)	(0.22)

Members of the Board of
Trustees
Clifford M. Noreen
Chairman

Michael H. Brown*

Barbara M. Ginader*

Edward P. Grace III*

David M. Mihalick

Susan B. Sweeney*

Maleyne M. Syracuse*

*Member of the Audit Committee

Officers
Christina Emery
President

Christopher D. Hanscom
Chief Financial Officer
Treasurer

Ashlee Steinnerd
Chief Legal Officer

Itzbell Branca
Chief Compliance Officer

Andrea Nitzan
Principal Accounting Officer

Alexandra Pacini
Secretary

Sean Feeley
Vice President

Joseph Evanchick
Vice President

Matthew Curtis
Tax Officer

DIVIDEND REINVESTMENT AND SHARE PURCHASE PLAN
Barings Corporate Investors (the “Trust”) offers a Dividend Reinvestment and Share Purchase Plan (the “Plan”). The Plan provides a simple way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the investment of cash dividends in Trust shares purchased in the open market. A shareholder may join the Plan by filling out and mailing an authorization card to SS&C GIDS, the Transfer Agent.
Participating shareholders will continue to participate until they notify the Transfer Agent, in writing, of their desire to terminate participation. Unless a shareholder elects to participate in the Plan, he or she will, in effect, have elected to receive dividends and distributions in cash. Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $10 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.
Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. Pursuant to the Trust’s Policy on the Determination of Fair Value, the net asset value of the Trust’s shares is determined by Barings, as the Trust’s valuation designee under Rule 2a-5 of the 1940 Act. Barings considers all relevant factors that are reasonably available, through either public information or information directly available to Barings on the valuation date. The valuation day is the last day preceding the day of dividend payment.
When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.
The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.
As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)
Any questions regarding the Plan should be addressed to SS&C GIDS, Transfer Agent for Barings Corporate Investors’ Dividend Reinvestment and Share Purchase Plan, P.O. Box 219086, Kansas City, MO 64121-9086.

Barings Corporate Investors

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